UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

Dear Shareholder,

Following up on comments made in last year’s letter, the housing markets are still on the mend as are our domestic labor markets, consumer confidence and the manufacturing sector. One significant change from last year though is what appears to be a more stable dollar (falling from recent peaks), and recovering energy prices (from recent troughs). One cautionary note in last year’s letter was what termed a ‘relatively tired’ market, which was unnerving retail oriented investors. Those fears were realized earlier in 2016, with a mid-February correction, although investors then drove benchmark returns for most of the major indices back up, bringing returns up to about 5% for the 12 months ended July 31, 2016. It was an interesting market, given the S&P 500 and Barclays US Aggregate Bond Index delivered 12-month returns of +5.61% and +5.94%, respectively, and the MSCI All Country World ex-US Index returned a negative 5.54%.

Against the backdrop of this more volatile market, the 2016 fiscal year provided a number of opportunities for Frost Investment Advisors to review our fund offerings and channels of distribution. As was the case last fiscal year as well, a number of our funds ranked competitively against their peers, although for the fiscal year-end timeframe those returns fell short of benchmark expectations. Not unlike our peers, the market volatility, coupled with an investor stampede in search of security and yield, resulted in a market not overly conducive to our more thoughtful form of active management.

With respect to asset flows and changes in fund offerings during the 12-month period ended in July, there were initiatives undertaken to reduce our reliance on sub-advised fund management, and to re-evaluate advisor managed funds that were underperforming. In an effort to focus primarily on our core equity and fixed income management strengths, we closed the Frost International Equity Fund, the Frost Cinque Buy/Write Equity Fund and the Frost Natural Resources Equity Fund. These three strategies amounted to approximately $152 million in shareholder assets at the beginning of the fiscal year. With the closure of these three strategies, the Frost Family of Funds now includes three asset allocation funds, four domestic equity funds and five domestic fixed income funds.

As we’ve mentioned in previous shareholder letters, our investment team continues to monitor events in the global markets, looking for opportunities to improve returns and, where possible, to avoid the next pitfall. Today’s markets are still challenging, but we feel we’ve been successful in our efforts. As a new year faces us, we continue to believe our management and product discipline will hold us in good stead, come what may.

As always, we appreciate your confidence in our team and look forward to another successful year.

Warmest Regards,

Tom Stringfellow

President, Frost Investment Advisors

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The MSCI All Country World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market Review

For the fiscal year ended July 31, 2016, the Frost Growth Equity Fund (the “Fund”) declined 1.72% for the Institutional Class Shares and 2.01% for the Investor Class Shares, which compares to a return of 4.35% for its benchmark, the Russell 1000 Growth Index. The biggest detractor to relative performance resulted from unfavorable stock selection, primarily in three sectors: Consumer Staples, Financials, and Industrials. In Consumer Staples, while Costco (+16.4%) outperformed, our other two holdings, CVS Caremark (-16.2%) and Walgreen’s (-1.1%), underperformed the benchmark sector return of almost 12%. Walgreen’s and CVS both have historically offered consistent low-to mid-teens earnings growth (vastly superior to typical growth rates from Consumer Staples companies), but drug store retailers have not been as defensive, nor have they paid as large a dividend, as other industries in the sector such as Tobacco, Beverages, and Food Products.

In Financials, we own high-quality, pro-cyclical businesses such as Charles Schwab, Moody’s and Blackrock. But Schwab (-17.8%) and Moody’s (-2.6%) both underperformed the benchmark sector return of over 7%, which was heavily influenced by the benchmark’s outsized exposure to Real Estate Investment Trusts (“REITs”). REITs, unlike traditional financials, tend to perform well when interest rates are falling. Standard & Poor’s created an 11th sector for REITs as of the end of August, so going forward they will no longer fall within Financials. Fund holding Charles Schwab, on the other hand, benefitted from higher interest rates, and the lower rate environment has overwhelmed the solid underlying fundamentals at the company.

In Industrials, our exposure to Rails via holdings in Union Pacific (-11.0%) and Canadian Pacific (-6.1%), as well as Boeing (-4.5%), negatively impacted performance. While high quality businesses, they also carry more cyclicality than many other industrials within the benchmark, such as defense stocks like Lockheed Martin and Northrop Grumman, both of which increased by more than 20% over the time period.

Aside from stock selection, performance was also impacted by our lower exposure to more defensive, low growth sectors such as Consumer Staples and Telecom. We typically tilt the portfolio towards those companies that are often characterized as offering secular growth prospects. These are companies that are growing faster than the more defensive counter-cyclicals, and don’t need the stronger global growth backdrop that many of the deeper cyclicals (such as Industrials, Energy, and Materials) often require. These sector allocation decisions negatively impacted performance by over 100 basis points relative to the benchmark during the fiscal year.

Clearly, a key consideration over the upcoming year will be the forward path of interest rates. Even with the decline in yields following Great Britain’s decision to exit the European Union, Treasuries still yield well above sovereign bonds in other developed markets. Thus, the low interest environment could continue, which would likely continue to support higher yielding stocks, or bond surrogates as they’ve come to be known.

Many of the more defensive, higher yielding stocks have below average growth rates and above average valuations, which is not a great fit with our process. However, we continue to analyze potential opportunities in this segment of the market, looking for companies where we think growth could be appreciably better than what is currently reflected in consensus expectations. In general though, we are focusing on owning companies that we believe can grow earnings by at least a double-digit percentage over the next several years.

Our process also places much greater emphasis on free cash flow yield than it does on dividend yield, which hurt us during fiscal year 2016. We think this is a much less crowded factor at this point in time, and, in our view, continues to offer better long-term efficacy. The aggregate free cash flow yield for the portfolio is roughly in-line with that of the benchmark, despite much better growth prospects from the companies that we own. We feel strongly that over the long-term, owning best-in-class companies with durable, above-average earnings and cash flow growth is the right strategy. We recognize that over shorter periods of time, factor strategy performance can vary based on the differing macro and market environments, and as always, we continue to look for compelling opportunities that meet our investment criteria.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

The investment objective of the Frost Value Equity Fund (the “Fund”) is to deliver a total return beyond that of a passive benchmark, and secondarily to out-perform most other actively managed large cap value funds. The volatile market environment over the past fiscal year has proved challenging for the managers in their efforts to achieve these objectives, resulting in poor short-term relative returns, though providing new opportunities for better performance over the longer term.

For the one year period ended July 31, 2016, the Fund’s Institutional Class Shares and Investor Class Shares appreciated 0.55% and 0.30%, respectively, after fees and expenses, trailing the 5.38% total return of the Russell 1000 Value Index. This underperformance reversed gains made over the last few years, though the Fund’s relative performance over the three-year period is still ahead of the benchmark and many of our peers. Our focus on specific stock situations often results in the portfolio being invested in areas that are out of favor with other investors. Our process identifies companies that have been overlooked, or that have been discounted as a result of factors that we view as temporary. Identifying stocks because they’re in popular sectors, or chasing investor sentiment is not part of our analysis.

Calendar year 2016 has exemplified this dynamic to the extreme. The period has been marked by significant uncertainty, with a less than sanguine outlook, resulting in a state of general anxiety amidst investors, which has led to a flight to safety, and yield, for risk assets.

The most attention grabbing feature of the first half of calendar 2016 was the distinct outperformance of high dividend yielding securities; during the first 6 months of the year, the highest yielding quartile of the Russell 1000 Value outperformed the lowest yielding securities by over 1,500 basis points, compared to a 330 basis point underperformance over the past twenty years. Second quarter benchmark sector returns neatly conformed to the following formula: stocks with the highest, most predictable, yield (typically Utilities, Telecom, Staples, but also Energy producers and Metal miners) did markedly better than the second quartile, which in turn have done better than the third quartile, and so on.

The Fund’s relative return deficit for the entire year has been concentrated in the second half of the fiscal year, the direct result of less defensive positioning by investors. Said differently, the Fund performed in line or better than the Index for the sectors in which we were invested. The entire underperformance of the Fund can be attributed to the lack of investment in the Utilities, Telecommunications, REIT (Real Estate Investment Trust) and Consumer Staples categories.

Our view continues to include an assumption of modest global economic growth. While the current low interest rate environment effects the earnings power of companies, we do not invest based on an assumption of permanently low rates and a shallow yield curve. As a result, the low relative value opportunities offered by Utilities and the other defensive yield investments discussed above, do not support our process, despite the relative safety these stocks can periodically offer.

One area of investment where we struggled during the year was the Energy sector; our Energy investment contributed about 20% of our total underperformance versus the benchmark, this mostly due to our investment in Valero Energy. Our process includes the requirement that portfolio companies need to demonstrate understandable and persistent improvements in free cash flow, a stance that has resulted in systematic capital allocation to other sectors, away from the traditional Energy stocks. Though refining spreads have been compressed due to a glut of gasoline in the market, we continue to be enthusiastic about the cash flow prospects for Valero and have maintained our position, opportunistically adding at attractive prices.

During this period, stocks of companies in industries dependent on the continued strength of the U.S. consumer – retail, travel, leisure, consumer finance and, as mentioned above, crude oil refiners – have exhibited extreme volatility. Over the prior three years, we have found opportunities in each of these areas, and continue to emphasize stocks in these sectors. Perhaps the silver lining of the volatility has been that we have been given the opportunity to own more of some of our favorite stocks at discounted values, and have found some new ideas to add to the portfolio.

An example of this would be our investment in eBay, the second largest U.S.-based E-commerce marketplace. Last year, the company spun-off of its PayPal payment processing division, becoming a standalone e-Commerce site dedicated to the consumer. The company’s business model is that of a middleman, providing a marketplace and not requiring inventory warehousing or fulfillment services. This capital efficient model allows eBay to generate a compelling operating margin, with improvement as sales increase. We believe that eBay is positioned to generate and deploy significant cash flow to shareholders over the coming years.

The Fund starts the year with securities that we believe offer a high potential for excellent future returns. While we understand that the current market volatility could result in periods of relative underperformance, we are optimistic about the long term potential of our current holdings. We believe that our process for identifying companies positioned to generate an improving

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

trajectory of free cash flow, and concentrating the portfolio into the best set of ideas, will lead to sustained total return outperformance over time. We look forward to detailing our progress in the coming periods.

Annualized performance through June 30, 2016 is: -3.13% (one year); 7.75% (five year); and 5.36% (since inception on April 25, 2008) for the Institutional Class Shares; -3.35% (one year); 7.47% (five year); and 6.08% (since inception on June 30, 2008) for the Investor Class Shares. Expense ratio is 0.80% for the Institutional Class Shares and 1.05% for the Investor Class Shares.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Fund Objective

The Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a minimum three to five year period. For the fiscal year ended July 31, 2016, the Fund produced a total return of -2.56% (Institutional Class Shares) and -2.70% (Investor Class Shares), both net of fees. For the trailing three fiscal years ended July 31, 2016, the Fund produced a total return of 2.60% annualized (Institutional Class Shares) and 2.34% annualized (Investor Class Shares), both net of fees. The Headline CPI Inflation rates over the periods were 0.80% for one year and 3.02% for three years compounded. Comparatively, over the same time periods, the Lipper Multi-Cap Value Funds Classification Index returned 0.93% for one year and 6.81% for three years annualized; and the S&P 500 Value Index returned 5.79% for one year and 8.82% for three years annualized.

Market Commentary

With the second quarter data in, we now know that the U.S. economy grew at a below trend rate of 1% during the first half of 2016. In the second quarter, the negative effects of a large inventory drawdown more than offset the positive contributions from consumer spending, notably durables. There are some signs these factors will reverse in the latter half of 2016 due to an expected inventory restocking rebound and signs the consumer spending flurry may be short lived as we have now seen automobile sales stall, and wages and salaries continue to slow their rate of advance. Other key observations from the second quarter include a drop in manufacturing due to falling construction spending, continued weak U.S. exports, weak capital expenditures, and falling business confidence in conjunction with declines in both S&P 500 and aggregate corporate earnings.

Europe bears watching as business confidence is declining with Brexit (Great Britain’s European Union referendum). The weakening banking system in the Eurozone is worrisome as banks must contend with negative interest rates, increasing regulatory capital requirements, weak loan growth, increasing loan delinquencies, and Brexit uncertainties. A weak banking system reduces the velocity of money and the positive multiplier effects of monetary stimulus.

The stock market continues to be unloved even as many major indices hit all-time highs. The market support offered by low rates (both from valuation discounting and by offering cheap financing for companies to repurchase shares and boost Earnings Per Share (EPS)) is being looked past as investors focus on the 4th straight quarter of year-over-year declines in S&P 500 EPS and low global economic growth. Illustrating the distrust of equity valuations, fund flows reveal that investors have removed $90 billion from equities in 2016 and placed $120 billion into bond funds. The S&P 500 is forecast to grow EPS to a $117 level this year for growth of approximately 7%. With the Market currently at an 18 Price-to-Earnings Ratio (“P/E”) as of July 29, 2016, it is difficult to make the case that great value exists at this juncture. Earnings gains will be needed to drive the next move higher.

Our outlook is cautious near term, yet bullish longer term. The U.S. economy has decoupled from the rest of the world due to first mover advantage of stimulus efforts. The U.S. economy is adding jobs and wages have increased. Over the medium term, this should provide the inflationary boost the economy needs to achieve a self-sustained lift. Elsewhere, many economies are in the early rounds of slowdowns. With the global inflation rate below 1%, growth is tepid. Those with longer investment horizons should find good entry points in many markets around the globe.

Portfolio Strategy

Our investment approach continues to be one of investing in deeply undervalued companies and selling when the underlying value becomes realized by other market participants and reflected in current price. The past several years of rising markets has therefore resulted in a greater number of sale opportunities than purchase opportunities. Cash is always considered a buying reserve.

Over the past fiscal year, we increased our positions in Capital One Corporation (COF), Schlumberger (SLB), Union Pacific (UNP), Applied Materials (AMAT), Citigroup (C), and Teva Pharmaceuticals (TEVA). During the same time frame, we sold entirely out of California Resources Corporation (CRC), EMC Corporation (EMC), Qualcomm (QCOM), Black Box (BBOX), Coach (COH), Barclays PLC (BCS), Target (TGT), Monsanto (MON), IBM (IBM), Marsh and McLennan (MMC), and Quest Diagnostic (DGX).

We continue to scour the equity universe to locate stocks which meet our investment criteria of: 1) a relatively low forecast P/E multiple, usually 15 or less, 2) a dividend yield is paid, or expected to be, 3) public debt, if any, is investment grade, 4) a minimum of $500 million market capitalization, and 5) current stock price is within 20% of the 52 week low price. In addition to meeting these criteria, stocks are quantitatively and qualitatively analyzed to determine company prospects and reasonableness of valuation.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Sources: Cornerstone Macro LP, International Strategy & Investment, Bloomberg

Performance as of June 30, 2016: -6.56% (one year); 4.87% (5 year) 3.14% (since inception April 25, 2008) for the Institutional Class Shares; -6.78% (one year); 4.61% (5 year); 4.19% (since inception June 30, 2008) for the Investor Class Shares. Expense ratio is 0.77% for the Institutional Class Shares and 1.02% for the Investor Class Shares.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

Headline CPI Inflation is a measure of the total inflation within an economy as reported through the Consumer Price Index (CPI). The CPI calculates the cost to purchase a fixed basket of goods, as a way of determining how much inflation is occurring in the broad economy. The CPI uses a base year and indexes the current year’s prices according to the base year’s values.

The Lipper Multi-Cap Value Funds Classification Index measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Performance Review

The Frost Mid Cap Equity Fund (the “Fund”) underperformed its Russell Midcap Index benchmark for the fiscal year ended July 31, 2016, losing 9.08% (Institutional Class Shares) and 9.38% (Investor Class Shares) while the Russell Midcap Index rose 4.37%. On a sector basis, the overweight in Consumer Discretionary and Financials resulted in underperformance on a relative and absolute basis. The main positive contributors to performance were Consumer Staples and Healthcare.

Since October 1, 2015, the managers have changed the composition of the Fund to meet our midcap core mandate. Balancing tax efficiency and market conditions meant a transition period, allowing the managers to move from the Fund’s previous growth bias to a core bias. This transition was completed by the end of March. We believe the core mandate allows us to best balance the Fund‘s risk and return profile for investors, while providing us the best opportunity to leverage our top down approach.

On an individual stock basis, key detractors were AutoNation, Under Armour, E-Trade, Twitter, Alaska Airlines, Signature Bank, Jones La Salle and Fortinet. The primary positive contributors were WhiteWave Foods, Albemarle, L-3 Communications, Fidelity National, SanDisk, CR Bard, Masco, Take-Two Interactive, Micron, and Wisconsin Electric.

We used the market action in late June to reduce our positions in Great Plains Energy and Wisconsin Electric and added to our positions in M&T Bancshares as well as Synovus Bank. The two most recent additions to the Fund were TD Ameritrade and Scripps Networks Interactive. We feel these positions were purchased at significant discounts to each company’s long-term intrinsic value, and each has strategic attributes that align with our thematic investing approach.

When reviewing our portfolio, we are excited about the future prospects for all of our holdings, and we continue to maintain an active dialog with portfolio companies’ management teams. No matter the economic or political circumstances, which we cannot control, we feel confident that we have built a portfolio of companies that are innovators and market leaders within their respective industries.

Portfolio Outlook

When analyzing our portfolio, we are very excited about the future of our companies. Our top down approach lets us focus on the forest not the trees. When we think about the future of e-commerce, personalized medicine, the renaissance of the U.S. housing industry that was considered to be at death’s door a few short years ago, and innovation in molecular diagnostics, we cannot be more bullish on our companies.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on February 13, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

Asset Allocation Funds Commentary Fiscal Year Ended July 31, 2016

Performance Review

The Frost Conservative Allocation Fund

For the year ended July 31, 2016, the Frost Conservative Allocation Fund (the “Fund”) had a total return of 0.39% (Investor Class Shares) versus 5.49% for its benchmark, a combination of 51% Barclays US Aggregate Bond Index, 9% Barclays Global Aggregate ex-USD Index, 30% S&P 500 Index, and 10% MSCI All Country World ex-US Index. While the Fund struggled across asset classes, the period’s underperformance can primarily be attributed to international fixed income managers that were more conservatively positioned with respect to duration, U.S. dollar hedges, and were also overexposed to underperforming regions. Equity managers lagged to a lesser degree, a result of a reduced exposure to higher yielding stocks, which saw their performance rally after the Federal Reserve (the “Fed”) backed away from its stance to raise interest rates. Domestic fixed income managers kept pace with their benchmarks.

The Frost Moderate Allocation Fund

For the year ended July 31, 2016, the Frost Moderate Allocation Fund (the “Fund”) had a total return of 0.81% (Institutional Class Shares) and 0.53% (Investor Class Shares) versus 4.66% for its benchmark, a combination of 34% Barclays US Aggregate Bond Index, 6% Barclays Global Aggregate ex-USD Index, 45% S&P 500 Index, and 15% MSCI All Country World ex-US Index. The Fund’s underperformance can be attributed to similar factors as discussed above for the Conservative Allocation Fund – international fixed income allocations that were more conservatively positioned as well as equity managers that were underexposed to higher yielding sectors.

The Frost Aggressive Allocation Fund

For the year ended July 31, 2016, the Frost Aggressive Allocation Fund (the “Fund”) had a total return of -1.04% (Investor Class Shares) versus 3.74% for its benchmark, a combination of 17% Barclays US Aggregate Bond Index, 3% Barclays Global Aggregate ex-USD Index, 60% S&P 500 Index, and 20% MSCI All Country World ex-US Index. The Fund’s underperformance can also be attributed to the factors discussed more fully above – equity managers not owning higher yielding stocks and international fixed income managers that were positioned too conservatively and hedged to the U.S. dollar.

Outlook

U.S. employment reports over the summer of 2016 have swung from disappointing to impressive and appear to confirm the data trends the Fed has cited as important to a policy change for short term interest rates. Our expectation has also changed, and while there may not be an increase in interest rates before the election, we do think it is likely that one hike will happen by the end of the year, and that the hikes will continue gradually through 2017.

The investment implication of this change in outlook is that assets that have performed well in the current benign interest rate and currency environment – as we have seen so far this calendar year – would face headwinds and relative performance challenges in a world where both are expected to rise. We also expect to see the world’s central banks begin to rationalize and embrace different monetary policy paths. The European Central Bank and the Bank of Japan are likely to continue expand their current programs, but the Fed now appears ready to change course, and begin moving in the opposite direction. This outcome could lead to a more complex investment environment where higher short term interest rates cause a return to a stronger U.S. dollar, and a different domestic market backdrop for equity and fixed income assets. The Funds have been positioned for this type of environment, rather than the current benign one. Should the global economic environment improve, the team will be looking to increase international allocations while also keeping an eye on what could be the return of a strong U.S. dollar.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. The Fund is subject to the risks and expenses of its underlying investments, including those related to investments in exchange-traded products, small- and mid-cap companies, REITS,

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

options, and bonds. Though hedging activities, including option collar hedges, may assist in reducing tail, or extreme volatility risk, there is no assurance that hedges will protect against significant, unforeseen market risks. The establishment of hedges, including embedded hedge strategies in liquid alternative investment products, may well reduce or cap potential upside gains. Collar is an options strategy that attempts to limit the range of possible positive and negative returns on an underlying stock and can be established by holding shares of an underlying stock, purchasing a protective put, and writing a covered call on that stock. Foreign investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social economic or political instability in other nations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

The Barclays Global Aggregate ex-USD Index tracks investment grade government, corporate, agency, and mortgage related bonds in markets outside the U.S.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CONSERVATIVE ALLOCATION FUND

Growth of a $10,000 Investment

(1)	Investor Class Shares commenced operations on January 7, 2011.

(2)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MODERATE ALLOCATION FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on June 30, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST AGGRESSIVE ALLOCATION FUND

Growth of a $10,000 Investment

(1)	Investor Class Shares commenced operations on May 19, 2014.

(2)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund Results

During the year ended July 31, 2016, the Frost Total Return Bond Fund (the “Fund”) returned 4.02% (Institutional Class Shares) and 3.76% (Investor Class Shares) versus 5.94% for its benchmark, the Barclays US Aggregate Bond Index.

Strategic Impact

The following factors impacted returns for the year:

•	The Fund was overweight the high yield and below investment grade sectors, which helped returns, as the high yield sector delivered meaningfully better aggregate returns than the overall benchmark;

•	The Fund’s average maturities and duration were less than the benchmark throughout the year. The Fund’s duration ranged between 2.9 and 3.7 over the year, which was meaningfully below that of the benchmark. This interest rate profile was the key detractor in performance relative to the benchmark, as overall interest rates declined during the year;

•	The Fund’s allocation throughout the year to energy and commodities helped performance. The Fund’s energy holdings produced returns in excess of 10%, as oil prices rebounded in the 2nd quarter of 2016. Additionally, the Fund benefited from superior security selection in this sector;

•	The Fund’s ten percent allocation to Collateralized Loan Obligations (“CLO’s”) detracted from performance for the year, as the loan market lagged in performance relative to all other sectors within credit. The CLO sector’s underperformance was due primarily to its floating rate coupon and low duration profile, and not related to fundamental credit concerns;

•	The Fund’s Commercial Mortgage Backed Securities (“CMBS”) sector detracted slightly from performance during the year relative to the benchmark. The Fund’s CMBS holdings returned slightly below 4% for the year, which lagged the returns of the overall benchmark;

•	The Fund’s U.S. Agency residential Mortgage Backed Securities (“MBS”) sector contributed to relative returns during the year. The sector underperformed for the year and the Fund was underweight the sector throughout the entire year. The Fund’s underweight to this poorly performing sector resulted in positive relative performance.

Portfolio Strategy and Outlook

We expect to keep the Fund’s interest rate profile positioned defensively, in anticipation of somewhat higher interest rates in the future. We are emphasizing a barbell strategy for the Fund, maintaining overweight allocations to 6 and 7 year fixed rate maturity bonds, and to bonds with very low duration, such as the floating rate coupon sector, agency mortgage interest only strips, and a large allocation to high yield corporate bonds with maturities under two years. We believe volatility will increase over the next year, and we may tactically increase or decrease the Fund’s interest rate position over shorter periods to take advantage of this increase in volatility. With yields at their present levels, we believe active management of the Fund’s interest rate profile is a necessity in order to successfully navigate this period. We may tactically increase the duration of the Fund for a short time, but we expect to keep the overall profile of the Fund’s interest rate risk lower than that of the benchmark, as we think a move to higher yields sometime during the next several quarters is a likely outcome, posing a risk to bond valuations.

We believe most credit sectors will outperform government bonds over the next year. We plan to maintain the Fund’s allocation to the lower quality credit sectors, focusing our allocation here primarily on opportunities on the short-end of the yield curve. Within the Fund’s corporate bond sector, we expect to maintain an overweight to energy due to relative value considerations. While this allocation is certainly more volatile than other sectors, and will ebb and flow with the price of oil, we are maintaining this position because we expect these bonds to contribute over a multi-year investment horizon. The Fund ended the year with approximately a 4% allocation to the energy sector. Most of the decrease, year over year, was simply maturities for current investment holdings coupled with our decision to not reinvest back into the sector, due to material increase in valuations during the rally in these assets over the past year.

The Fund’s allocation to the CMBS sector will continue to be materially larger than the benchmark weight, as this sector continues to offer what we feel are some of the best relative value opportunities. The Fund finished the year with a 16% allocation to CMBS. Included in the CMBS portfolio are U.S. Agency CMBS, which are backed by multi-family apartments. As some of our long-term held CMBS bonds have matured, we have decided to increase the Fund’s allocation to Agency CMBS in lieu of comparable non-Agency CMBS securities maturing. This decision is based largely on credit fundamental assessments on our part

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

regarding some of the newly issued commercial real estate loans around the country. We continue to use this sector as a way to increase income generated for the Fund, as many individual securities in this sector pay coupons of between 5% and 6%. Regarding the Fund’s loan exposure, the CLO allocation finished the year at 10%. We may increase the Fund’s allocation to CLO over the next year in order to add floating rate coupon and low duration securities to the Fund. While this sector is historically highly correlated to the high yield market, and more volatile when compared to many other asset-backed securities sectors, we view the CLO sector as having some of the best relative value opportunities today.

We have maintained our allocation to U.S. Treasuries at about 25% of the Fund. The main reasons for this allocation are twofold; first, as we slowly reduce the Fund’s individual holdings in the lower credit quality sectors due to high current valuations, U.S. government securities are where we are reinvesting the proceeds. Secondly, as mentioned above, real yields on U.S. Treasuries have increased and become positive. So U.S. Treasuries have seen improvement in their relative valuation metrics recently, even though, admittedly, they remain low when considered historically.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objectives.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2016

Credit Rating(1)	Percentage of Total Investments
AAA	4%
AA	3%
A	10%
BBB	20%
BB	13%
B	3%
CCC	5%
Government	12%
Treasuries	25%
Treasury Inflationary Protection Securities	1%
Cash	2%
Not Rated	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund Results

During the year ended July 31, 2016, the Frost Credit Fund (the “Fund”) produced a total return of 2.79% (Institutional Class Shares) and 2.54% (Investor Class Shares) versus 6.67% for its blended benchmark, a 50/50 weighting of the Barclays US Credit and Barclays US Corporate High Yield Bond Indices.

Strategic Impact

The following factors contributed to returns for the year:

•	The average maturities and duration for the Fund were meaningfully less than the benchmark throughout the year. The majority of the Fund’s underperformance can be attributed to our duration position;

•	The Fund’s allocation to the Energy sector materially helped returns over the year. The Fund held little exposure to Energy at the end of the 2015 fiscal year end. We added to Energy throughout 2016, as the sector came under intense selling pressure, reaching an attractive valuation level in our view. By the end of this fiscal year, Energy had broadly rallied since we added our allocation, leading to relative outperformance for that portion of the Fund’s portfolio. The Fund’s Energy sector produced aggregate returns of close to 10% for the year;

•	The Fund’s significant allocation to the various securities sectors (i.e., Asset Backed Securities (“ABS”), Commercial Mortgage Backed Securities (“CMBS”), and Collateralized Loan Obligations (“CLOs”)) detracted from performance over the year. Broadly speaking, these sectors underperformed the larger corporate sector, for both the respective Investment Grade and High Yield areas.

Portfolio Strategy and Outlook

Within the fixed income universe, the Fund is still positioned aggressively from a credit-risk allocation perspective, with a weighted average rating of BB/BB+. We expect the high yield sector to outperform the investment grade rated sectors, and we are focused on generating meaningful income at this time. As a result, the Fund is overweight the below investment grade rated sector, and underweight the investment grade sector. A significant allocation of the Fund’s high yield sector, however, is in securitized asset sectors. Using securitized sectors in conjunction with the traditional corporate sector increases portfolio diversification, and should help to reduce volatility throughout the year. We believe volatility in the corporate bond sector will continue through 2016, and expect the securitized sectors (specifically ABS and CMBS) to outperform the high yield corporate sector for the second half of 2016, as volatility increases with investor outflows from exchange traded funds, similar to what happened in 2013.

The Fund finished the year with an 11% allocation to CMBS, a 32% allocation to ABS, and a 27% allocation to CLOs. All of the Fund’s CLO holdings have floating rate coupons, which reduces the Fund’s overall interest rate risk position. The Fund’s allocation to the CMBS sector is based on relative value assessments, and is positioned to increase the income of the Fund. The Fund finished the year with a 27% allocation to the corporate sector including; financials, construction, energy, telecommunication, retail, technology, aerospace & defense, media, auto, pharmaceuticals, and chemicals. The largest industry allocations at the end of the year were to financials, at approximately 7.0%, and to technology, at 6%. During the year, we made a concerted effort to increase our allocation to several corporate bonds that had strong relative value.

The interest rate profile of the Fund was positioned defensively, with the duration ranging from 1.2 to 2.0 for the fiscal year. We expect to remain defensive from an interest rate perspective for the Fund, and to maintain overweight positions in credit and structured products.

Diversification does not ensure a profit or guarantee against a loss.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CLO – Collaterized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

The Barclays US Credit Index is designed to track the performance of a hypothetical buy write strategy on the S&P 500 Index.

The Barclays US Corporate High Yield Bond Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2016

Credit Rating(1)	Percentage of Total Investments
AAA	9%
A	6%
BBB	13%
BB	50%
B	14%
CCC	3%
C	1%
Cash	2%
Not Rated	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund Results

During the year ended July 31, 2016, the Frost Low Duration Bond Fund (the “Fund”) returned 1.43% (Institutional Class Shares) and 1.18% (Investor Class Shares) versus 2.54% for its benchmark, the Barclays 1-5 Year US Government/Credit Bond Index.

Strategic Impact

The following factors contributed to returns for the year:

•	The Fund was positioned with a lower interest rate risk profile relative to the benchmark throughout the year – the Fund’s duration was approximately 1.5 compared to 2.7 for the benchmark;

•	Interest rates declined in the quarter, and the Fund’s lower duration profile detracted from the Fund’s performance relative to the benchmark;

•	The Fund was materially overweight the securitized sectors, such as Asset Backed Securities (“ABS”) and Commercial Mortgage Backed Securities (“CMBS”), and these sectors underperformed both the U.S. government and corporate sectors. This allocation hurt the Fund’s relative performance;

•	The Fund was underweight U.S. Treasuries in the 3- to 5-year maturity sector and this hurt performance, as this sector outperformed, due largely to its correlation with the delay in future money market rate increases by the Federal Reserve (the “Fed”).

Portfolio Strategy and Outlook

Throughout the year, the Fund was positioned defensively in its interest rate risk profile, overweight the credit sectors, such as corporate bonds and asset-backed securities, and underweight U.S. government sectors, such as U.S. Treasury bonds. The Fund continued to hold a meaningful allocation to U.S. Agency Mortgage Backed Securities (“MBS”) with floating rate coupons as substitutes for U.S. Treasury bonds.

Regarding monetary policy, our view is the Fed will lift money market rates one time late this year, or early in 2017. Irrespective of our benign view on these rate rises, we still view the risk/reward profile for significant interest rate risk, at this point, is less than compelling. The downside risk if rates increase more than our expectation is meaningful. We plan to continue to hold the Fund’s duration profile fairly low, and defensively positioned, and to maintain an allocation to bonds with floating rate coupons, which we expect will perform better relative to fixed rate securities, as the Fed begins to lift money market rates later this year.

Historically, we have maintained the duration of the Fund within plus or minus 1% of that of its benchmark, with few exceptions. However, in the current environment we have made the decision to allow the Fund’s duration to move below 1% of the benchmark for a period of time, until the current market environment changes. Our decision is dependent on the fact that yields on the short-end of the yield curve are down to very low levels (the two-year U.S. Treasury Note yield finished at 0.5% at the end of the second quarter of 2016), and, as discussed already, our expectation is that the Fed will act to lift money market rates later this year, for the second time in a decade. In this environment, and with this outlook, we expect to find better investment opportunities in floating rate securities with very low duration risk. This allocation has resulted in the Fund’s overall duration falling more than 1% below the benchmark.

We hold the view that most investment grade rated credit sectors should outperform most government bonds for maturities under five years, which should result in the Fund continuing to hold an underweight position in government securities over the next year. We are focused on maximizing the income that the Fund creates, while maintaining the interest rate risk profile of the Fund as conservatively as possible.

As far as credit sector allocations are concerned, we expect we will continue to focus on maintaining an underweight allocation to the corporate sector, and an overweight to the securitized sectors, via the use of Asset-Backed and Commercial Mortgage-Backed securities. We are maintaining these allocations as we enter the new fiscal year as a result of our assessment of relative valuation considerations between the corporate and securitized sectors.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Advisor will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays 1-5 Year US Government/Credit Bond Index is comprised of Treasuries, Government related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2016

Credit Rating(1)	Percentage of Total Investments
AAA	15%
AA	9%
A	13%
BBB	26%
Government	10%
Treasuries	26%
Cash	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund Results

During the year ended July 31, 2016, the Frost Municipal Bond Fund (the “Fund”) returned 4.22% (Institutional Class Shares) and 4.06% (Investor Class Shares) versus 6.94% for its benchmark, the Barclays Municipal Bond Index.

Strategic Impact

The following factors contributed to returns for the year:

•	A decline in tax-exempt yields across the yield curve contributed to a rise in valuations for most securities held in the Fund;

•	The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position hurt the Fund’s performance relative to the benchmark, as interest rates across most of the yield curve fell for the year. In particular, the Fund was approximately 25% underweight the 10-year plus maturity sector and this led to the majority of the underperformance, relative to the benchmark, throughout the year.

Portfolio Strategy and Outlook

We expect to keep the Fund’s average maturity and duration profile positioned for higher interest rates down the road. Broadly speaking, yields on tax-exempt, high quality municipal bonds are at historic lows. We judge the risk-return profile for taking meaningful amounts of interest rate risk within the municipal market as inadequate. With our view that yields on U.S. Treasury securities will move slowly higher, we prefer to limit the Fund’s allocation to longer-maturity bonds, and to maintain a relatively conservative duration profile. As the new fiscal year begins, we are emphasizing the five to six year portion of the yield curve for the Fund. We also are selectively adding to lower credit quality bonds. The Fund will continue to hold and invest a material allocation in securities from Texas issuers.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2016

Credit Rating(1)	Percentage of Total Investments
AAA	25%
AA	42%
A	12%
BBB	9%
BB	4%
B	1%
CCC	1%
Cash	5%
Not Rated	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Fund Objective

The Frost Kempner Treasury and Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital over time, in inflation-adjusted terms, through investment in full faith and credit U.S. Government obligations. For the fiscal year ended July 31, 2016, the Fund produced a total return of 2.60% (Institutional Class Shares), net of fees. For the trailing three fiscal years ended July 31, 2016, the Fund produced a total return of 1.16% annualized (Institutional Class Shares), net of fees. Comparatively, over the same time periods the Barclays US Treasury Bond Index returned 5.77% for one year and 3.68% for three years annualized; and the Lipper Short/Intermediate US Government Funds Index returned 1.35% for one year and 1.23% for three years annualized.

Market Commentary

With the second quarter data in, we now know that the U.S. economy grew at a below trend rate of 1% during the first half of 2016. In the second quarter the negative effects of a large inventory drawdown more than offset the positive contributions from consumer spending, notably durables. There are some signs these factors will reverse in the latter half of 2016 due to an expected inventory restocking rebound and signs the consumer spending flurry may be short lived as we have now seen automobile sales stall, and wages and salaries continue to slow their rate of advance. Other key observations from the second quarter include a drop in manufacturing due to falling construction spending, continued weak U.S. exports, weak capital expenditures, and falling business confidence in conjunction with declines in both S&P 500 and aggregate corporate earnings.

Europe bears watching as business confidence is declining with Brexit (Great Britain’s European Union referendum). The weakening banking system in the Eurozone is worrisome as banks must contend with negative interest rates, increasing regulatory capital requirements, weak loan growth, increasing loan delinquencies, and Brexit uncertainties. A weak banking system reduces the velocity of money and the positive multiplier effects of monetary stimulus.

Inflation remains below the Federal Reserve’s (the “Fed”) target of 2.0% for the core Personal Consumption Expenditures (“PCE”), currently at 1.6%. It is likely inflation will slow going forward due to the combined effects of slow global growth, a strengthening U.S. dollar, falling prices of oil and gasoline, expected declines in rents due to recent construction, and slowing wage gains. Thus the Fed is in a quandary where the jobs picture likely supports a rate hike, yet the rest of the economy suggests holding back. No more than one rate hike is anticipated for 2016.

Portfolio Strategy

The bond market continues to take in assets particularly on the long end of the curve due to the safety trade and lack of foreign alternatives given low and negative interest rates around the world. As the purchases push up on price, the yield moves in an opposite direction and thus the yield curve has been flattening for well over a year. The 2/10 Treasury spread yields just 88 basis points of difference over an 8 year investment timeframe and this level has come down 15 basis points in the last month alone post Brexit. Income investors continue to be challenged in their search for yield.

The U.S. economy is adding jobs and wages have increased. Over the medium term, this should provide the inflationary boost the economy needs to achieve a self-sustained lift. The Fed, in turn, will then raise rates to moderate the growth of inflation. These expected outcomes should eventually offer fixed income investors a more normalized investment opportunity set.

In the first half of 2016, we reduced our U.S. Treasury Inflation Protected Securities (“TIPS”) positions across the term structure, selling into Treasury bond rallies. This activity has had the effect of shortening portfolio duration which should reduce the negative impact of expected future rising rates. As 2016 unfolded, we deemed the balance of risks between inflation and interest rates to have tilted slightly to the rate side and have positioned the portfolio accordingly.

Sources: Cornerstone Macro LP, International Strategy & Investment, Bloomberg

Performance as of June 30, 2016: 2.31% (one year), 1.45% (five year) and 3.07% (since inception April 25, 2008). Expense ratio is 0.80%.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays US Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a remaining maturity of one year or more.

The Lipper Short/Intermediate US Government Funds Index represents funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK‡ — 92.2%
Consumer Discretionary — 23.2%
Amazon.com*	28,171	$21,376,437
Comcast, Cl A	80,000	5,380,000
Dollar General	74,505	7,058,604
Hilton Worldwide Holdings	240,000	5,565,600
Home Depot	103,090	14,251,162
Las Vegas Sands	110,000	5,571,500
NIKE, Cl B	129,860	7,207,230
Priceline Group*	6,390	8,631,676
Starbucks	150,050	8,710,402
Time Warner	80,090	6,138,898
Walt Disney	60,860	5,839,517

		95,731,026

Consumer Staples — 4.9%
Costco Wholesale	42,882	7,170,728
CVS Health	79,065	7,330,907
Walgreens Boots Alliance	72,500	5,745,625

		20,247,260

Energy — 2.6%
Pioneer Natural Resources	30,000	4,877,100
Schlumberger	73,653	5,930,539

		10,807,639

Financials — 4.7%
BlackRock, Cl A	16,261	5,955,591
Charles Schwab	247,500	7,033,950
Moody’s	61,405	6,509,544

		19,499,085

Health Care — 13.0%
Allergan*	36,830	9,316,148
Becton Dickinson	60,000	10,560,000

Description	Shares	Value
Bristol-Myers Squibb	127,165	$9,513,214
Celgene*	95,210	10,681,610
Gilead Sciences	88,155	7,005,678
Zoetis, Cl A	134,735	6,800,075

		53,876,725

Industrials — 7.0%
Boeing	55,325	7,394,740
Canadian Pacific Railway	34,990	5,240,802
Danaher	100,000	8,144,000
Fortive*	50,000	2,410,500
Southwest Airlines	150,000	5,551,500

		28,741,542

Information Technology — 35.6%
Alphabet, Cl A*	20,354	16,106,934
Alphabet, Cl C*	16,220	12,469,774
Apple	117,896	12,285,942
Baidu ADR*	25,000	3,990,000
Cognizant Technology Solutions, Cl A*	109,047	6,269,112
Electronic Arts*	70,000	5,342,400
Facebook, Cl A*	163,190	20,225,769
Lam Research	66,860	6,002,022
MasterCard, Cl A	110,410	10,515,448
Microsoft	160,000	9,068,800
NXP Semiconductors*	50,000	4,204,500
Palo Alto Networks*	28,000	3,664,920
PayPal Holdings*	211,520	7,877,005
Salesforce.com*	96,135	7,863,843
Visa, Cl A	202,600	15,812,930
Workday, Cl A*	65,000	5,417,100

		147,116,499

Materials — 1.2%
Sherwin-Williams	16,500	4,945,545

Total Common Stock (Cost $253,707,308)		380,965,321

CASH EQUIVALENT** — 7.8%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $32,119,277)	32,119,277	32,119,277

Total Investments — 100.0% (Cost $285,826,585)		$413,084,598

Percentages are based on Net Assets of $413,172,547.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2016.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 97.4%
Consumer Discretionary — 16.9%
Carnival	302,300	$14,123,456
Las Vegas Sands	164,300	8,321,795
Lowe’s	107,700	8,861,556
Target	173,200	13,047,156
Walt Disney	102,100	9,796,495
Whirlpool	49,400	9,502,584

		63,653,042

Energy — 8.5%
Occidental Petroleum	158,600	11,852,178
Royal Dutch Shell ADR, Cl B	161,600	8,760,336
Valero Energy	218,400	11,417,952

		32,030,466

Financials — 23.4%
American Express	188,000	12,118,480
American International Group	183,900	10,011,516
Capital One Financial	190,200	12,758,616
Citigroup	242,000	10,602,020
FNF Group	351,600	13,244,772
Nasdaq	204,900	14,498,724
Wells Fargo	113,900	5,463,783
Weyerhaeuser‡	285,600	9,344,832

		88,042,743

Health Care — 12.9%
AbbVie	195,000	12,914,850
Medtronic	124,100	10,874,883
Novartis ADR	125,100	10,415,826
Shire ADR	73,800	14,326,056

		48,531,615

Description	Shares	Value
Industrials — 17.3%
Boeing	85,500	$11,427,930
Eaton	102,100	6,474,161
General Electric	350,700	10,920,798
Honeywell International	46,200	5,374,446
Kansas City Southern	141,200	13,570,732
Raytheon	79,800	11,134,494
United Continental Holdings*	126,900	5,950,341

		64,852,902

Information Technology — 14.9%
Cisco Systems	371,800	11,351,054
Corning	626,000	13,909,720
eBay*	435,900	13,582,644
Microsoft	173,600	9,839,648
Nielsen Holdings	133,200	7,174,152

		55,857,218

Materials — 3.5%
Dow Chemical	247,200	13,267,224

Total Common Stock (Cost $342,601,272)		366,235,210

CASH EQUIVALENT** — 1.4%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $5,060,549)	5,060,549	5,060,549

Total Investments — 98.8% (Cost $347,661,821)		$371,295,759

Percentages are based on Net Assets of $375,964,419.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2016.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 86.4%
Consumer Discretionary — 7.4%
General Motors	144,400	$4,554,376
Honda Motor ADR	98,800	2,679,456
Johnson Controls	21,000	964,320

		8,198,152

Consumer Staples — 2.5%
Archer-Daniels-Midland	26,900	1,212,652
Wal-Mart Stores	21,800	1,590,746

		2,803,398

Energy — 12.9%
BP ADR	104,600	3,598,240
Ensco, Cl A	141,700	1,299,389
National Oilwell Varco	44,600	1,442,810
Occidental Petroleum	35,700	2,667,861
Royal Dutch Shell ADR, Cl A	38,400	1,988,736
Schlumberger	40,700	3,277,164

		14,274,200

Financials — 18.6%
Allstate	50,500	3,450,665
Annaly Capital Management‡	114,100	1,252,818
Bank of America	250,530	3,630,180
BB&T	26,100	962,307
Capital One Financial	31,000	2,079,480
Citigroup	83,600	3,662,516
Lincoln National	23,067	1,007,336
XL Group	131,150	4,539,101

		20,584,403

Description	Shares	Value
Health Care — 8.3%
Merck	35,000	$2,053,100
Sanofi ADR	98,800	4,211,844
Teva Pharmaceutical Industries ADR	55,500	2,969,250

		9,234,194

Industrials — 10.2%
Boeing	30,000	4,009,800
Dover	21,900	1,564,317
Raytheon	12,400	1,730,172
Union Pacific	43,000	4,001,150

		11,305,439

Information Technology — 9.7%
Applied Materials	168,860	4,439,329
Telefonaktiebolaget LM Ericsson ADR	310,632	2,320,421
Western Union	198,600	3,972,000

		10,731,750

Materials — 12.7%
Dow Chemical	109,600	5,882,232
Mosaic	99,150	2,677,050
Rio Tinto ADR	66,900	2,195,658
WestRock	77,100	3,308,361

		14,063,301

Telecommunication Services — 4.1%
AT&T	103,392	4,475,840

Total Common Stock (Cost $101,528,263)		95,670,677

CASH EQUIVALENT** — 13.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Shares, 0.170% (Cost $15,043,612)	15,043,612	15,043,612

Total Investments — 100.0% (Cost $116,571,875)		$110,714,289

Percentages are based on Net Assets of $110,725,562.

**	Rate shown is the 7-day effective yield as of July 31, 2016.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 92.4%
Consumer Discretionary — 15.7%
Best Buy	11,229	$377,294
CalAtlantic Group	7,777	281,605
Chipotle Mexican Grill, Cl A*	552	234,043
Dollar Tree*	3,045	293,203
Gentex	19,117	337,797
Nordstrom	3,490	154,363
NVR*	150	255,750
Under Armour, Cl A*	4,144	163,522
Under Armour, Cl C*	2,724	97,247

		2,194,824

Consumer Staples — 5.5%
Church & Dwight	2,443	240,000
WhiteWave Foods, Cl A*	9,594	532,371

		772,371

Energy — 4.8%
Cabot Oil & Gas	5,295	130,628
Core Laboratories	1,500	175,215
Noble Energy	10,224	365,201

		671,044

Financials — 16.5%
Evercore Partners, Cl A	4,144	209,976
Huntington Bancshares	37,366	354,977
Kimco Realty‡	9,138	293,330
Lincoln National	7,417	323,900
M&T Bank	1,980	226,829
Moody’s	1,990	210,960
Progressive	9,108	296,101

Description	Shares	Value
Synovus Financial	12,858	$391,398

		2,307,471

Health Care — 13.3%
Agilent Technologies	5,990	288,179
CR Bard	1,381	308,971
DexCom*	2,508	231,313
Laboratory Corp of America Holdings*	3,052	425,937
Mettler-Toledo International*	410	168,596
Varian Medical Systems*	2,640	250,114
Vertex Pharmaceuticals*	1,970	191,090

		1,864,200

Industrials — 14.4%
Alaska Air Group	4,375	294,088
Fluor	4,712	252,186
Hexcel	4,130	178,292
L-3 Communications Holdings, Cl 3	2,154	326,611
Masco	11,350	414,048
Middleby*	1,800	216,684
Roper Technologies	862	146,850
Ryder System	2,876	189,529

		2,018,288

Information Technology — 15.9%
Analog Devices	5,205	332,235
Arista Networks*	3,746	266,978
Cree*	6,299	180,151
Euronet Worldwide*	1,446	110,272
Fidelity National Information Services	3,253	258,711
FLIR Systems	7,583	247,054
Juniper Networks	5,517	125,181
Red Hat*	2,749	206,972
Sabre	9,442	275,234
Take-Two Interactive Software*	5,625	226,013

		2,228,801

Materials — 3.6%
Albemarle	2,970	249,985
Reliance Steel & Aluminum	3,293	258,303

		508,288

Utilities — 2.7%
FirstEnergy	3,985	139,156
Great Plains Energy	4,208	125,314
WEC Energy Group	1,622	105,284

		369,754

Total Common Stock (Cost $11,009,687)		12,935,041

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MID CAP EQUITY FUND

Description	Face Amount/ Shares	Value
CORPORATE OBLIGATION — 2.4%
Information Technology — 2.4%
Micron Technology 3.000%, 11/15/43 (Cost $300,238)	$425,000	$342,656

CASH EQUIVALENT** — 5.3%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $737,526)	737,526	737,526

Total Investments — 100.1% (Cost $12,047,451)		$14,015,223

Percentages are based on Net Assets of $13,997,402.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2016.
‡	Real Estate Investment Trust

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST CONSERVATIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 96.7%
Open-End Funds — 72.0%
Artisan High Income Fund	2,747	$26,759
Cohen & Steers Institutional Realty Shares	1,140	58,503
Frost Credit Fund, Institutional Class Shares*	5,204	50,118
Frost Growth Equity Fund, Institutional Class Shares*	7,443	101,300
Frost Total Return Bond Fund, Institutional Class Shares*	31,673	333,202
Frost Value Equity Fund, Institutional Class Shares*	8,782	87,992
Hartford Floating Rate Fund	6,258	52,633
Hartford World Bond Fund	20,417	212,334
John Hancock Funds III - Disciplined Value Mid Capital Fund	3,851	79,416
Lazard International Equity Portfolio	4,301	73,413
Metropolitan West Total Return Bond Fund	24,541	271,183
T. Rowe Price Mid-Capital Growth Fund	711	55,636
Vanguard Total Bond Market Index Fund	48,527	540,586

		1,943,075

Exchange Traded Funds — 24.7%
iShares 7-10 Year Treasury Bond ETF	1,202	135,910
iShares MSCI EAFE Growth ETF	1,080	73,440
SPDR S&P 500 ETF Trust	1,599	347,223
Vanguard FTSE Emerging Markets ETF	1,474	54,597
Vanguard Small-Capital ETF	447	54,297

		665,467

Total Registered Investment Companies (Cost $2,579,860)		2,608,542

CASH EQUIVALENT** — 3.9%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.140% (Cost $106,163)	106,163	106,163

Total Investments — 100.6% (Cost $2,686,023)		$2,714,705

Percentages are based on Net Assets of $2,697,456.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2016 are as follows:

Value of Shares Held as of 7/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/16	Dividend Income	Capital Gain Distributions
Frost Credit Fund
$87,002	$3,503	$(37,796)	$766	$(3,357)	$50,118	$3,144	$—
Frost Growth Equity Fund
$202,215	$88,069	$(151,002)	$(27,213)	$(10,769)	$101,300	$402	$28,267
Frost Total Return Bond Fund
$819,377	$108,879	$(590,155)	$13,904	$(18,803)	$333,202	$26,143	$3,492
Frost Value Equity Fund
$175,980	$51,188	$(116,315)	$(9,793)	$(13,068)	$87,992	$2,529	$18,959

**	Rate shown is the 7-day effective yield as of July 31, 2016.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual Registered Investment Companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual Registered Investment Company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MODERATE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 96.9%
Open-End Funds — 63.3%
Artisan High Income Fund	48,908	$476,367
Cohen & Steers Institutional Realty Shares	20,434	1,049,073
Frost Credit Fund, Institutional Class Shares*	50,343	484,808
Frost Growth Equity Fund, Institutional Class Shares*	126,173	1,717,209
Frost Total Return Bond Fund, Institutional Class Shares*	92,838	976,654
Frost Value Equity Fund, Institutional Class Shares*	124,884	1,251,334
Hartford Floating Rate Fund	56,839	478,020
Hartford World Bond Fund	156,474	1,627,332
John Hancock Funds III - Disciplined Value Mid Capital Fund	68,790	1,418,443
Lazard International Equity Portfolio	77,222	1,318,184
Metropolitan West Total Return Bond Fund	88,681	979,921
T. Rowe Price International Discovery Fund	13,020	718,593
T. Rowe Price Mid-Capital Growth Fund	6,054	473,435
Vanguard Total Bond Market Index Fund	235,397	2,622,326

		15,591,699

Exchange Traded Funds — 33.6%
iShares 7-10 Year Treasury Bond ETF	6,348	717,768
iShares MSCI EAFE Growth ETF	15,375	1,045,500
SPDR S&P 500 ETF Trust	22,174	4,815,084
Vanguard MSCI Emerging Markets ETF	20,067	743,282
Vanguard Small-Capital ETF	7,819	949,774

		8,271,408

Total Registered Investment Companies (Cost $23,609,752)		23,863,107

CASH EQUIVALENT** — 3.1%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.140% (Cost $764,478)	764,478	764,478

Total Investments — 100.0% (Cost $24,374,230)		$24,627,585

Percentages are based on Net Assets of $24,616,719.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2016 are as follows:

Value of Shares Held as of 7/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/16	Dividend Income	Capital Gain Distributions
Frost Credit Fund
$435,481	$270,348	$(214,700)	$14,237	$(20,558)	$484,808	$17,558	$—
Frost Growth Equity Fund
$1,973,648	$977,492	$(905,370)	$(295,698)	$(32,863)	$1,717,209	$4,026	$283,113
Frost Natural Resources Fund
$101,499	$2,017	$(77,680)	$44,450	$(70,286)	$—	$2,017	$—
Frost Total Return Bond Fund
$2,390,596	$254,531	$(1,642,784)	$49,319	$(75,008)	$976,654	$77,133	$11,740
Frost Value Equity Fund
$1,397,030	$421,219	$(415,981)	$(117,722)	$(33,212)	$1,251,334	$21,866	$148,495

**	Rate shown is the 7-day effective yield as of July 31, 2016.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual Registered Investment Companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual Registered Investment Company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST AGGRESSIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 97.3%
Open-End Funds — 54.2%
Artisan High Income Fund	10,883	$106,002
Cohen & Steers Institutional Realty Shares	10,929	561,117
Frost Credit Fund, Institutional Class Shares*	24,711	237,970
Frost Growth Equity Fund, Institutional Class Shares*	77,242	1,051,265
Frost Total Return Bond Fund, Institutional Class Shares*	35,227	370,587
Frost Value Equity Fund, Institutional Class Shares*	90,929	911,108
Hartford Floating Rate Fund	30,182	253,828
Hartford World Bond Fund	50,710	527,379
John Hancock Funds III - Disciplined Value Mid Capital Fund	39,421	812,869
Lazard International Equity Portfolio	46,914	800,829
Metropolitan West Total Return Bond Fund	34,542	381,694
T. Rowe Price International Discovery Fund	5,461	301,374
T. Rowe Price Mid-Capital Growth Fund	5,205	407,029
Vanguard Total Bond Market Index Fund	34,548	384,866

		7,107,917

Exchange Traded Funds — 43.1%
iShares 7-10 Year Treasury Bond ETF	3,462	391,448
iShares MSCI EAFE Growth ETF	11,375	773,500
SPDR S&P 500 ETF Trust	14,925	3,240,964
Vanguard FTSE Emerging Markets ETF	14,521	537,858
Vanguard Small-Capital ETF	5,897	716,309

		5,660,079

Total Registered Investment Companies (Cost $12,685,521)		12,767,996

CASH EQUIVALENT** — 3.1%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.140% (Cost $410,887)	410,887	410,887

Total Investments — 100.4% (Cost $13,096,408)		$13,178,883

Percentages are based on Net Assets of $13,125,258.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2016 are as follows:

Value of Shares Held as of 7/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/16	Dividend Income	Capital Gain Distributions
Frost Cinque Large Cap Buy-Write Equity Fund
$44,589	$141	$(43,677)	$(1,572)	$519	$—	$141	$—
Frost Credit Fund
$134,131	$133,839	$(31,100)	$3,083	$(1,983)	$237,970	$7,284	$—
Frost Growth Equity Fund
$1,484,550	$545,166	$(758,204)	$(160,256)	$(59,991)	$1,051,265	$2,663	$187,237
Frost Natural Resources Fund
$72,253	$156,038	$(181,009)	$11,609	$(58,891)	$—	$4,699	$—
Frost Total Return Bond Fund
$481,004	$21,888	$(130,725)	$1,281	$(2,861)	$370,587	$18,085	$2,362
Frost Value Equity Fund
$721,233	$252,099	$—	$(62,224)	$—	$911,108	$11,060	$66,073

**	Rate shown is the 7-day effective yield as of July 31, 2016.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual Registered Investment Companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual Registered Investment Company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 29.6%
Agency Mortgage-Backed Obligations — 11.2%
FHLMC 6.000%, 05/01/26 to 11/01/47	$657,926	$747,497
5.500%, 12/01/37	252,239	285,184
5.000%, 04/01/24	334,484	368,271
3.073%, 01/01/45 (A)	13,595,920	14,232,068
2.665%, 08/01/37 (A)	667,890	706,052
2.375%, 06/01/43 (A)	14,265,227	14,727,855
2.176%, 02/01/37 (A)	2,950,388	3,098,728
FHLMC REMIC, Ser 2010-3695, Cl DI, IO 4.500%, 05/15/30	1,922,795	151,066
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,000,000	11,250,852
FHLMC REMIC, Ser 2011-3834, Cl AI, IO 4.000%, 02/15/29	3,042,473	73,462
FHLMC REMIC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	1,147,391	1,166,620
FHLMC REMIC, Ser 2011-3898, Cl FC 0.991%, 11/15/36 (A)	3,600,643	3,627,290

Description	Face Amount	Value
FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	$3,400,570	$476,666
FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	9,034,408	10,364,347
FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	14,717,191	1,244,520
FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	10,924,824	727,888
FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	23,886,777	1,926,796
FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	7,315,060	618,316
FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	23,201,056	1,930,933
FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	33,912,619	3,750,098
FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	13,704,922	1,126,758
FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	32,862,493	3,878,609
FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	22,460,497	2,108,016
FHLMC, Ser 2015-4492, Cl MA 4.000%, 07/15/43	7,188,315	7,733,449
FHLMC, Ser 2016-4572, Cl LG 2.500%, 08/15/45	4,889,500	5,044,458
FNMA 5.500%, 07/01/36 to 12/01/47	515,765	569,512
5.000%, 04/01/19 to 05/01/35	1,215,994	1,277,246
4.500%, 02/01/39 to 08/01/41	13,406,181	14,734,123
3.500%, 10/01/40 to 11/01/40	1,887,145	1,997,504
3.369%, 02/01/42 (A)	6,894,659	7,235,648
2.788%, 10/01/42 (A)	7,096,299	7,417,840
2.710%, 08/01/23	285,526	302,565
2.562%, 01/01/38 (A)	6,873,642	7,304,859
2.289%, 07/01/37 (A)	3,910,886	4,100,099
FNMA REMIC, Ser 2005-66, Cl FD 0.788%, 07/25/35 (A)	1,512,855	1,508,567

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	$7,391,228	$600,815
FNMA REMIC, Ser 2011-121, Cl JP 4.500%, 12/25/41	932,530	1,005,951
FNMA REMIC, Ser 2012-13, Cl JP 4.500%, 02/25/42	749,038	797,523
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	2,994,529	523,768
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	4,500,095	742,873
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	5,098,909	708,909
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	5,697,466	627,101
FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	8,774,929	1,179,093
FNMA STRIPS, Ser 2015-421, Cl C1, IO 3.000%, 05/25/30	15,837,578	1,676,831
FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	5,280,245
FNMA, Ser 2011-4, Cl PI, IO 5.000%, 04/25/40	3,479,193	378,667
FNMA, Ser 2012-100, Cl I, IO 2.500%, 07/25/22	9,680,924	503,798
FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	12,099,514	772,994
FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	27,128,004	2,439,231
FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	11,044,547	1,465,974
FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	5,286,094
FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	9,774,721	687,758
FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	10,000,000	10,196,412

Description	Face Amount	Value
FNMA, Ser 2013-5, Cl BD 2.000%, 03/25/40	$3,424,143	$3,457,648
FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	17,753,947	1,831,604
FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	7,222,621	694,083
GNMA 4.500%, 06/15/39	1,021,481	1,125,728
1.875%, 09/20/40 (A)	1,343,367	1,380,796
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	916,735	951,815
GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	11,685,669	625,055
GNMA, Ser 2010-138, Cl PI, IO 4.000%, 08/20/38	1,683,959	78,714
GNMA, Ser 2012-10, Cl LD 3.000%, 07/20/40	4,727,422	4,912,489
GNMA, Ser 2012-65, Cl AI, IO 3.500%, 03/20/36	4,754,816	185,994
GNMA, Ser 2013-144, Cl UB 3.500%, 10/16/28	855,899	903,266
GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (A)	33,677,584	5,900,660
GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	2,138,915
GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	6,850,043	653,756
GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	16,163,548	1,836,155
GNMA, Ser 2014-151, Cl HI, IO 3.500%, 07/20/39	26,000,280	1,167,839
GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	8,258,012	1,007,834
GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	27,882,415	2,779,286
GNMA, Ser 2015-134, Cl LV 3.500%, 12/20/26	2,815,289	3,057,797

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
GNMA, Ser 2015-17, Cl JI, IO 3.500%, 01/01/49	$26,195,672	$2,368,851

		209,746,084

Commercial Mortgage-Backed Obligations — 15.6%
A10 Securitization, Ser 2013-2, Cl B 4.380%, 11/15/27 (B)	2,000,000	1,975,980
A10 Securitization, Ser 2013-2, Cl C 5.120%, 11/15/27 (B)	1,500,000	1,487,133
ACRE Commercial Mortgage Trust, Ser 2014-FL2, Cl D 3.857%, 08/15/31 (A) (B)	1,500,000	1,455,234
BAMLL Re-REMIC Trust, Ser 2014-FRR7, Cl A 2.686%, 10/26/44 (A) (B)	6,020,000	5,944,294
Banc of America Commercial Mortgage Trust, Ser 2006-6, Cl B 5.480%, 10/10/45	9,645,000	9,553,013
Banc of America Commercial Mortgage Trust, Ser 2006-6, Cl AJ 5.421%, 10/10/45	4,500,000	4,485,452
Banc of America Commercial Mortgage Trust, Ser 2007-3, Cl AJ 5.543%, 06/10/49 (A)	2,000,000	2,007,022
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.479%, 02/10/51 (A) (B)	4,925,000	4,867,660
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.479%, 02/10/51 (A)	5,000,000	4,995,393
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-6, Cl H 5.416%, 09/10/47 (A)	2,000,000	1,465,178
BBCMS Trust, Ser 2015-STP, Cl D 4.427%, 09/10/28 (A) (B)	5,000,000	5,034,895
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR8, Cl E 4.997%, 06/11/41 (A) (B)	4,863,953	4,896,255
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.566%, 01/12/45 (A)	9,150,000	8,829,382

Description	Face Amount	Value
Citigroup Commercial Mortgage Trust, Ser 2005-C3, Cl D 5.158%, 05/15/43 (A)	$1,644,327	$1,586,882
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.200%, 06/10/45 (A)	5,000,000	5,126,515
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl D 5.454%, 07/15/44 (A)	179,013	178,953
Commercial Mortgage Trust, Ser 2012-CR2, Cl C 5.017%, 08/15/45 (A)	1,000,000	1,092,149
Commercial Mortgage Trust, Ser 2014-LC15, Cl D 5.109%, 04/10/47 (A) (B)	9,500,000	7,908,848
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl A1AJ 6.138%, 09/15/39 (A)	5,000,000	4,979,038
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl AJ 6.138%, 09/15/39 (A)	5,000,000	4,985,817
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 6.268%, 02/15/41 (A) (B)	5,000,000	3,950,000
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.731%, 04/15/37 (A)	799,996	637,294
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl F 5.100%, 08/15/38 (A)	4,850,000	4,758,196
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.884%, 11/10/46 (A) (B)	1,000,000	1,154,298
FREMF Mortgage Trust, Ser 2011-K15, Cl B 5.116%, 08/25/44 (A) (B)	4,000,000	4,446,924
FREMF Mortgage Trust, Ser 2012-K21, Cl C 4.071%, 07/25/45 (A) (B)	5,000,000	5,105,678
FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.811%, 08/25/45 (A) (B)	4,500,000	4,520,609
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.819%, 06/25/47 (A) (B)	2,000,000	2,027,847
FREMF Mortgage Trust, Ser 2012-KF01, Cl C 4.703%, 10/25/44 (A) (B)	2,799,917	2,809,491

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
FREMF Mortgage Trust, Ser 2013-K26, Cl C 3.722%, 12/25/45 (A) (B)	$5,000,000	$4,927,576
FREMF Mortgage Trust, Ser 2015-K720, Cl B 3.389%, 07/25/22 (A) (B)	5,000,000	4,867,315
FREMF Mortgage Trust, Ser 2015-K721, Cl C 3.681%, 09/25/22 (A) (B)	2,500,000	2,160,247
FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 02/25/26 (A) (B)	5,000,000	4,309,852
Impact Funding, Ser 2001-AA, Cl B 5.281%, 07/25/33 (A) (B)	117,323	128,469
Impact Funding, Ser 2001-AA, Cl C 5.481%, 07/25/33 (A) (B)	293,310	327,774
Impact Funding, Ser 2001-AA, Cl D 5.941%, 07/25/33 (A) (B)	87,994	93,714
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C 3.558%, 05/15/26 (A)	3,328,000	3,260,559
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl AMS 5.337%, 05/15/47	3,000,000	2,980,982
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.999%, 02/15/51 (A) (B) (C)	111,787	—
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 6.203%, 02/15/51 (A)	5,000,000	4,744,765
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	8,500,000	8,224,284
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl E 5.840%, 06/15/38 (A)	3,000,000	2,996,091
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl F 5.991%, 06/15/38 (A)	4,700,000	4,245,076
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl E 5.582%, 02/15/40 (A)	4,000,000	3,836,802

Description	Face Amount	Value
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.323%, 07/15/40 (A)	$1,000,000	$992,557
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl C 6.449%, 09/15/45 (A)	10,450,000	9,044,008
LStar Commercial Mortgage Trust, Ser 2014-2, Cl D 4.978%, 01/20/41 (A) (B)	3,752,000	3,708,823
LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS 3.188%, 11/10/25	3,000,000	3,073,691
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl AM 6.021%, 06/12/50 (A)	3,000,000	2,944,238
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl B 5.303%, 12/12/49 (A)	6,306,000	6,148,361
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C 4.912%, 04/15/26 (A)	2,413,000	2,524,391
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	250,000	248,866
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.820%, 06/11/42 (A)	10,000,000	9,714,987
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.820%, 06/11/42 (A) (B)	500,000	454,173
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.601%, 09/15/47 (A) (B)	2,000,000	2,267,605
New York Mortgage Securitization Trust, Ser 2013-1, Cl A 5.700%, 08/27/24 (A) (B)	8,000,000	8,040,000
NorthStar, Ser 2013-1A, Cl B 5.453%, 08/25/29 (A) (B)	2,588,538	2,593,275
RAIT Trust, Ser 2014-FL3, Cl C 3.731%, 12/15/31 (A) (B)	5,639,834	5,497,071
RAIT Trust, Ser 2015-FL5, Cl C 5.131%, 11/15/18 (A) (B)	4,000,000	3,985,835
Resource Capital, Ser 2015-CRE3, Cl C 3.596%, 03/15/32 (A) (B)	5,000,000	4,637,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.715%, 05/10/45 (A) (B)	$4,750,000	$5,276,994
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 5.044%, 05/10/63 (A) (B)	15,254,806	14,969,035
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 5.123%, 08/10/49 (A) (B)	3,000,000	3,285,891
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.650%, 12/10/45 (A) (B)	13,384,000	13,285,650
Velocity Commercial Capital Loan Trust, Ser 2011-1 4.453%, 08/25/40 (A) (B)	1,564,917	1,638,271
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ 5.413%, 12/15/43 (A)	5,000,000	4,989,097
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl C 5.483%, 12/15/43 (A)	5,000,000	4,693,018
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C 4.721%, 01/15/59 (A)	5,000,000	4,945,414
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D 3.788%, 01/15/59 (A) (B)	2,000,000	1,440,476
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B 4.089%, 05/15/49	5,000,000	5,467,127
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl ASB 2.788%, 07/15/48	2,000,000	2,059,934
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.630%, 03/15/46 (A)	3,000,000	3,312,159

		290,607,715

Non-Agency Residential Mortgage-Backed Obligations — 2.8%
FirstKey Mortgage Trust, Ser 2015-1, Cl A3 3.500%, 03/25/45 (A) (B)	8,235,290	8,546,254
Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO 0.907%, 04/25/43 (A) (B)	276,743,439	12,557,649

Description	Face Amount	Value
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1 3.950%, 06/20/44 (A) (B)	$5,192,164	$5,397,618
WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1 4.000%, 09/20/44 (A) (B)	4,826,951	5,092,615
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3 3.500%, 11/20/44 (A) (B)	5,606,611	5,721,378
WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11 3.500%, 02/20/45 (A) (B)	6,689,604	6,885,528
WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3 3.500%, 03/20/45 (A) (B)	7,001,910	7,199,168

		51,400,210

Total Mortgage-Backed Securities (Cost $577,229,751)		551,754,009

U.S. TREASURY OBLIGATIONS — 25.3%
U.S. Treasury Inflationary Protection Securities 1.125%, 01/15/21	5,491,050	5,845,036
1.000%, 02/15/46	3,041,670	3,363,477
0.125%, 04/15/20	1,025,860	1,044,254
U.S. Treasury Notes 2.500%, 05/15/24 to 02/15/46	35,000,000	37,810,730
2.375%, 08/15/24	50,000,000	53,847,650
2.250%, 11/15/24 to 11/15/25	110,000,000	117,509,735
2.000%, 08/15/25	50,000,000	52,375,000
1.750%, 10/31/20	70,000,000	72,250,360
1.625%, 02/15/26 to 05/15/26	30,000,000	30,448,110
0.510%, 04/30/18 (A)	50,000,000	50,055,000
0.500%, 02/28/17	26,000,000	26,007,098
0.488%, 10/31/17 (A)	21,500,000	21,523,199
U.S. Treasury STRIPS 2.660%, 02/15/46 (D)	250,000	126,438

Total U.S. Treasury Obligations (Cost $452,462,118)		472,206,087

CORPORATE OBLIGATIONS — 17.8%
Consumer Discretionary — 2.7%
Block Financial 4.125%, 10/01/20	5,000,000	5,205,130
Choice Hotels International 5.750%, 07/01/22	5,179,000	5,632,163
Dillard’s 7.875%, 01/01/23	3,844,000	4,612,800
7.750%, 07/15/26	1,987,000	2,334,725
7.750%, 05/15/27	1,495,000	1,711,775
General Motors Financial 4.000%, 01/15/25	9,000,000	9,279,738

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Interpublic Group of Companies 4.200%, 04/15/24	$4,500,000	$4,898,335
Lear 5.250%, 01/15/25	1,500,000	1,601,250
Mohawk Industries 3.850%, 02/01/23	5,975,000	6,316,579
Valeant Pharmaceuticals International 6.750%, 08/15/18 (B)	1,500,000	1,481,250
Volkswagen Group of America Finance 2.125%, 05/23/19 (B)	1,000,000	1,007,375
Volkswagen International Finance 1.125%, 11/18/16 (B)	6,110,000	6,108,723

		50,189,843

Energy — 5.0%
Apache Finance Canada 7.750%, 12/15/29	4,138,000	5,423,337
Global Marine 7.000%, 06/01/28	3,000,000	1,920,000
Hiland Partners Holdings 5.500%, 05/15/22 (B)	10,030,000	10,048,024
Lukoil International Finance BV 4.563%, 04/24/23	3,000,000	3,037,500
Noble Holding International 6.050%, 03/01/41	7,362,000	4,523,029
5.000%, 03/16/18	1,000,000	963,300
2.500%, 03/15/17	6,699,000	6,527,506
Northern Oil and Gas 8.000%, 06/01/20	6,140,000	4,497,550
Petrobras Global Finance BV 8.750%, 05/23/26	1,000,000	1,039,700
Pioneer Natural Resources 3.950%, 07/15/22	10,450,000	11,002,711
Seadrill 6.125%, 09/15/17	300,000	155,250
6.125%, 09/15/17 (B)	9,750,000	5,045,625
Southwestern Energy 7.500%, 02/01/18	153,000	160,497
TMX Finance 8.500%, 09/15/18 (B)	4,085,000	3,206,725
Transocean 6.500%, 11/15/20	22,980,000	20,567,100
Weatherford International 4.500%, 04/15/22	10,835,000	8,938,875
Williams Partners 4.875%, 05/15/23	5,000,000	4,965,665
4.875%, 03/15/24	2,600,000	2,593,744

		94,616,138

Description	Face Amount	Value
Financials — 5.4%
Assured Guaranty US Holdings 5.000%, 07/01/24	$9,222,000	$10,319,132
Capital One Financial 4.200%, 10/29/25	500,000	521,313
Enova International 9.750%, 06/01/21	17,000,000	14,280,000
Farmers Exchange Capital 7.050%, 07/15/28 (B)	6,075,000	7,353,301
Genworth Holdings 7.625%, 09/24/21	8,380,000	7,039,368
Ladder Capital Finance Holdings 7.375%, 10/01/17	24,318,000	24,621,975
Navient MTN 5.500%, 01/25/23	14,000,000	12,985,000
3.172%, 12/15/20 (A)	3,525,000	2,865,120
Royal Bank of Canada MTN 7.000%, 06/21/17	2,000,000	1,920,800
6.800%, 06/07/17	2,000,000	1,893,800
6.400%, 05/17/17	2,000,000	1,893,400
6.200%, 02/17/17	2,000,000	1,912,200
Royal Bank of Scotland Group 7.500%, 12/29/49 (A)	2,000,000	1,942,000
Societe Generale 5.000%, 01/17/24 (B)	4,025,000	4,245,208
Wachovia 6.605%, 10/01/25	5,650,000	7,075,913

		100,868,530

Health Care — 0.3%
St. Jude Medical 3.250%, 04/15/23	5,200,000	5,406,429

Industrials — 0.5%
Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	7,376,135
Flowserve 4.000%, 11/15/23	1,000,000	1,061,999
Icahn Enterprises 4.875%, 03/15/19	1,000,000	992,500

		9,430,634

Information Technology — 2.7%
BMC Software 7.250%, 06/01/18	24,599,000	23,369,050
BMC Software Finance 8.125%, 07/15/21 (B)	250,000	203,750
DynCorp International 11.875%, 11/30/20	11,692,193	8,886,067
Harris 5.550%, 10/01/21	1,168,000	1,337,181
Keysight Technologies 4.550%, 10/30/24	8,350,000	8,654,516

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Motorola Solutions 7.500%, 05/15/25	$4,993,000	$5,938,929
Rackspace Hosting 6.500%, 01/15/24 (B)	500,000	516,250
Western Digital 10.500%, 04/01/24 (B)	1,000,000	1,126,250

		50,031,993

Materials — 0.8%
Cliffs Natural Resources 8.000%, 09/30/20 (B)	390,000	366,600
5.950%, 01/15/18	1,450,000	1,450,000
Glencore Finance Canada 3.600%, 01/15/17 (B)	4,125,000	4,159,650
Packaging Corp of America 4.500%, 11/01/23	8,817,000	9,709,157

		15,685,407

Telecommunication Services — 0.4%
Sprint Communications 9.125%, 03/01/17	3,000,000	3,090,000
Unison Ground Lease Funding 5.780%, 03/15/20 (B)	4,000,000	3,916,080

		7,006,080

Total Corporate Obligations (Cost $340,985,865)		333,235,054

ASSET-BACKED SECURITIES — 10.4%
Automotive — 6.9%
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl D 4.940%, 06/15/20 (B)	4,000,000	4,014,842
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl D 5.200%, 04/12/21 (B)	1,750,000	1,756,073
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl D 4.960%, 05/10/21 (B)	3,750,000	3,717,755
American Credit Acceptance Receivables Trust, Ser 2014-3, Cl D 4.700%, 11/10/21 (B)	3,000,000	2,957,922
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl D 5.240%, 02/10/22 (B)	7,000,000	6,879,691
American Credit Acceptance Receivables Trust, Ser 2015-3, Cl C 4.840%, 10/12/21 (B)	5,000,000	5,134,194

Description	Face Amount	Value
American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (B)	$3,250,000	$3,257,515
American Credit Acceptance Receivables Trust, Ser 2016-3, Cl C 4.260%, 08/12/22 (B)	750,000	749,882
Bush Truck Leasing, Ser 2011-AA, Cl C 5.000%, 09/25/18 (B)	225,608	223,704
CarFinance Capital Auto Trust, Ser 2014-2A, Cl D 4.280%, 11/16/20 (B)	3,610,000	3,505,141
CarFinance Capital Auto Trust, Ser 2015-1A, Cl D 4.660%, 06/15/21 (B)	3,370,000	3,319,384
Carnow Auto Receivables Trust, Ser 2014-1A, Cl E 5.530%, 01/15/20 (B)	1,000,000	1,003,059
Carnow Auto Receivables Trust, Ser 2015-1A, Cl D 5.830%, 04/15/20 (B)	5,000,000	5,027,412
CPS Auto Receivables Trust, Ser 2013-D, Cl D 5.540%, 11/15/19 (B)	1,850,000	1,849,728
CPS Auto Receivables Trust, Ser 2014-C, Cl D 4.830%, 08/17/20 (B)	1,000,000	963,277
CPS Auto Receivables Trust, Ser 2014-D, Cl E 6.210%, 02/15/22 (B)	2,000,000	1,905,921
CPS Auto Receivables Trust, Ser 2015-C, Cl E 6.540%, 08/16/21 (B)	1,750,000	1,737,067
CPS Auto Receivables Trust, Ser 2016-A, Cl E 7.650%, 12/15/21 (B)	6,000,000	6,055,254
CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (B)	6,500,000	6,456,625
CPS Auto Trust, Ser 2012-C, Cl E 7.500%, 12/16/19 (B)	132,423	132,281
Drive Auto Receivables Trust, Ser 2016-BA, Cl D 4.530%, 08/15/23 (B)	2,000,000	2,045,412
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl C 3.520%, 02/15/19 (B)	2,000,000	2,002,834
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl D 6.810%, 08/17/20 (B)	4,700,000	4,819,280

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl D 4.930%, 12/15/20 (B)	$1,240,000	$1,238,442
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (B)	9,000,000	8,962,650
Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (B)	5,000,000	4,918,445
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl C 5.520%, 10/15/21 (B)	3,000,000	3,003,624
Flagship Credit Auto Trust, Ser 2014-1, Cl D 4.830%, 06/15/20 (B)	2,080,000	2,056,321
Flagship Credit Auto Trust, Ser 2015-1, Cl D 5.260%, 07/15/21 (B)	5,190,000	5,147,133
Flagship Credit Auto Trust, Ser 2015-1, Cl E 5.990%, 07/15/22 (B)	3,000,000	2,867,915
Flagship Credit Auto Trust, Ser 2015-3, Cl D 7.120%, 11/15/22 (B)	5,000,000	5,066,659
Flagship Credit Auto Trust, Ser 2016-1, Cl D 8.590%, 05/15/23 (B)	15,380,000	15,389,240
GO Financial Auto Securitization Trust, Ser 2015-2, Cl C 7.480%, 10/15/21 (B)	5,000,000	5,014,832
Westlake Automobile Receivables Trust, Ser 2016-1A, Cl E 6.520%, 06/15/22 (B)	5,000,000	5,067,579

		128,247,093

Credit Cards — 0.6%
Capital One Multi-Asset Execution Trust, Ser 2014-A1, Cl A1 0.828%, 11/15/19 (A)	1,760,000	1,759,239
Chase Issuance Trust, Ser 2012-A10, Cl A10 0.741%, 12/16/19 (A)	2,000,000	2,002,262
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2 0.768%, 05/26/20 (A)	4,000,000	4,002,798

Description	Face Amount	Value
Trillium Credit Card Trust II, Ser 2016-1A, Cl A 1.210%, 05/26/21 (A) (B)	$3,000,000	$3,000,006

		10,764,305

Other Asset-Backed Securities — 1.9%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	4,169,670	4,689,492
321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	978,176	1,126,761
321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	2,500,000	2,951,239
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, 02/25/37 (A) (C)	1,000,000	—
Nations Equipment Finance Funding III, Ser 2016-1A, Cl C 5.000%, 01/20/25 (B)	7,860,000	7,079,526
OneMain Financial Issuance Trust, Ser 2014-2A, Cl C 4.330%, 09/18/24 (B)	2,080,000	2,058,193
SCF Equipment Trust, Ser 2016-1A, Cl C 6.000%, 08/20/27 (B)	6,000,000	5,815,158
Sierra Receivables Funding, Ser 2011-3A, Cl C 9.310%, 07/20/28 (B)	351,912	358,435
Springleaf Funding Trust, Ser 2015-AA, Cl C 5.040%, 11/15/24 (B)	2,000,000	1,908,567
TAL Advantage V, Ser 2014-3A, Cl B 4.150%, 11/21/39 (B)	6,125,000	5,902,697
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,257,116
Westgate Resorts, Ser 2014-AA, Cl A 6.250%, 10/20/26 (B)	933,815	930,546

		36,077,730

Student Loan — 1.0%
Brazos Student Finance, Ser 2009-1, Cl B 3.130%, 12/27/39 (A)	5,000,000	4,729,888
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4 0.693%, 11/27/28 (A)	1,443,825	1,427,279

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.953%, 07/25/47 (A) (B)	$10,000,000	$9,204,381
SLM Student Loan Trust, Ser 2012-7, Cl B 2.253%, 09/25/43 (A)	5,000,000	4,427,056

		19,788,604

Total Asset-Backed Securities (Cost $194,940,580)		194,877,732

COLLATERALIZED LOAN OBLIGATIONS — 9.5%
AMMC CLO X, Ser 2012-10A, Cl D 5.129%, 04/11/22 (A) (B)	4,000,000	4,001,928
Atrium CDO XI, Ser 2014-11A, Cl D 4.538%, 10/23/25 (A) (B)	10,000,000	9,934,260
Avery Point IV CLO, Ser 2014-1A, Cl B1 2.738%, 04/25/26 (A) (B)	7,500,000	7,501,680
Babson CLO, Ser 2012-1A, Cl C 4.628%, 04/15/22 (A) (B)	3,000,000	3,001,602
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl C 3.884%, 01/20/26 (A) (B)	2,000,000	1,829,812
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl D 6.229%, 04/18/27 (A) (B)	1,000,000	910,093
Benefit Street Partners CLO VIII, Ser 2015-8A, Cl C 4.223%, 01/20/28 (A) (B)	4,200,000	4,060,967
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 6.118%, 02/14/25 (A) (B)	4,000,000	3,808,204
Emerson Park CLO, Ser 2013-1A, Cl D 4.378%, 07/15/25 (A) (B)	4,500,000	4,347,212
Fortress Credit Investments IV, Ser 2015-4A, Cl C 3.533%, 07/17/23 (A) (B)	6,000,000	5,793,096
Fortress Credit Investments IV, Ser 2015-4A, Cl D 4.133%, 07/17/23 (A) (B)	6,000,000	5,800,038
Galaxy XIV CLO, Ser 2012-14A, Cl C1 3.718%, 11/15/24 (A) (B)	3,500,000	3,500,235
Galaxy XIV CLO, Ser 2012-14A, Cl D 5.018%, 11/15/24 (A) (B)	3,000,000	2,997,255
Golub Capital Partners CLO, Ser 2014-19A, Cl C 4.136%, 04/26/26 (A) (B)	10,000,000	9,276,600

Description	Face Amount	Value
Golub Capital Partners CLO, Ser 2015-24A, Cl D 4.871%, 02/05/27 (A) (B)	$5,000,000	$4,222,325
Keuka Park CLO, Ser 2013-1A, Cl E 5.135%, 10/21/24 (A) (B)	1,972,000	1,750,497
Keuka Park CLO, Ser 2013-1A, Cl C 3.185%, 10/21/24 (A) (B)	2,000,000	1,977,260
KKR CLO Trust, Ser 2012-1A, Cl C 5.134%, 12/15/24 (A) (B)	7,750,000	7,750,775
Madison Park Funding XII, Ser 2014-12A, Cl C 3.734%, 07/20/26 (A) (B)	13,000,000	13,010,192
Madison Park Funding XII, Ser 2014-12A, Cl D 4.134%, 07/20/26 (A) (B)	5,000,000	4,847,835
MCF CLO IV, Ser 2014-1A, Cl C 3.575%, 10/15/25 (A) (B)	4,000,000	3,742,044
Newstar Trust, Ser 2012-2A, Cl C 4.884%, 01/20/23 (A) (B)	8,000,000	7,642,968
NXT Capital CLO, Ser 2015-1A, Cl E 6.935%, 04/21/27 (A) (B)	15,500,000	11,770,281
Oak Hill Credit Partners VII, Ser 2012-7A, Cl D 4.618%, 11/20/23 (A) (B)	6,500,000	6,500,052
Oak Hill Credit Partners X, Ser 2014-10A, Cl C 3.734%, 07/20/26 (A) (B)	5,100,000	5,122,669
Oaktree CLO, Ser 2014-2A, Cl D 5.884%, 10/20/26 (A) (B)	3,000,000	2,274,066
Octagon Investment Partners XX, Ser 2014-1A, Cl C 3.418%, 08/12/26 (A) (B)	5,500,000	5,499,962
Octagon Investment Partners XX, Ser 2014-1A, Cl D 4.268%, 08/12/26 (A) (B)	3,500,000	3,403,946
Octagon Investment Partners XXI, Ser 2014-1A, Cl B 3.818%, 11/14/26 (A) (B)	5,850,000	5,856,909
Octagon Investment Partners XXI, Ser 2014-1A, Cl C 4.280%, 11/14/26 (A) (B)	9,000,000	8,653,050
Parallel, Ser 2015-1A, Cl C1 3.384%, 07/20/27 (A) (B)	8,000,000	7,889,064

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Pinnacle Park CLO, Ser 2014-1A, Cl C 3.728%, 04/15/26 (A) (B)	$5,000,000	$5,003,650
Race Point IX CLO, Ser 2015-9A, Cl D 5.828%, 04/15/27 (A) (B)	2,000,000	1,724,638
Sudbury Mill CLO, Ser 2013-1A, Cl E 5.383%, 01/17/26 (A) (B)	1,500,000	1,182,583

Total Collateralized Loan Obligations (Cost $179,892,208)		176,587,748

MUNICIPAL BONDS — 3.4%
Albuquerque, New Mexico, RB 3.000%, 07/01/23	500,000	527,865
Allentown, Neighborhood Improvement Zone Development Authority, Ser B, RB 5.220%, 05/01/20	2,425,000	2,525,347
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,644,190
California State, School Finance Authority, RB 6.500%, 06/01/17	100,000	100,161
Government Development Bank for Puerto Rico, Ser Senior A, RB 4.375%, 02/01/19 (C)	5,400,000	1,572,750
Government Development Bank for Puerto Rico, Ser Senior B, RB 4.704%, 05/01/16 (C)	11,190,000	3,259,088
Hidalgo County, Build America Bonds, GO, AGC Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	560,665
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,427,470
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,136,070
Mission, Economic Development, RB Callable 12/01/20 @ 100 10.875%, 12/01/28	3,315,000	3,368,338
9.750%, 12/01/25	3,045,000	3,111,107
8.550%, 12/01/21	2,600,000	2,661,932

Description	Face Amount	Value
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	$16,540,000	$19,974,200
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,479,500
San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,806,648
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,510,000	1,658,795
Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB 8.125%, 02/15/27	1,900,000	2,430,670
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	4,035,930

Total Municipal Bonds (Cost $69,772,421)		64,280,726

U.S. GOVERNMENT AGENCY OBLIGATION — 0.6%
FNMA 2.250%, 10/30/24 (Cost $9,817,796)	10,000,000	10,430,360

COMMERCIAL PAPER (D) — 0.4%
Abbott Laboratories 0.630%, 08/05/16 (B)	500,000	499,967
AutoZone 0.700%, 08/05/16 (B)	500,000	499,930
Baxter International 0.680%, 08/03/16 (B)	500,000	499,950
Edison International 0.600%, 08/03/16 (B)	500,000	499,950
Ford Motor Credit 0.730%, 08/15/16	500,000	499,777
Hyundai Capital America 0.700%, 08/03/16 (B)	500,000	499,950
Kraft Heinz Foods 0.920%, 08/12/16 (B)	500,000	499,820
Nabors Industries 1.270%, 08/05/16 (B)	600,000	599,892
Pitney Bowes 0.950%, 08/04/16 (B)	500,000	499,940

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST TOTAL RETURN BOND FUND

Description	Face Amount/ Shares	Value
Questar 0.650%, 08/10/16 (B)	$500,000	$499,936
Starbird Funding 0.780%, 10/11/16 (B)	400,000	399,432
Suncor Energy 0.850%, 08/24/16 (B)	500,000	499,727
Westar Energy 0.620%, 08/10/16 (B)	500,000	499,880
Wyndham Worldwide 1.050%, 08/23/16 (B)	500,000	499,669

Total Commercial Paper (Cost $6,998,098)		6,997,820

CASH EQUIVALENT** — 0.0%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $114,344)	114,344	114,344

REPURCHASE AGREEMENTS (E) — 1.8%
KGS-Alpha Capital Markets 1.250%, dated 07/06/16, to be repurchased on 08/08/16, repurchase price $5,004,514 (collateralized by various FMAC/GNMA obligations, par value $1,461 – $3,613,540, 1.916% – 10.782%, 01/01/29 – 04/20/66, with total market value of $5,214,932)	5,000,000	5,000,000
KGS-Alpha Capital Markets 1.250%, dated 07/18/16, to be repurchased on 08/18/16, repurchase price $5,002,431 (collateralized by various FMAC/GNMA obligations, par value $230,897 – $6,464,780 1.916% – 10.782%, 03/01/31 – 04/20/66, with total market value of $5,201,544)	5,000,000	5,000,000

Description	Face Amount	Value
KGS-Alpha Capital Markets 0.550%, dated 07/29/16, to be repurchased on 08/01/16, repurchase price $24,001,100 (collateralized by various FMAC/FNMA/GNMA obligations, par value $1,914 – $110,000,000 0.210% – 10.782%, 07/01/24 – 04/20/66, with total market value of $25,363,741)	$24,000,000	$24,000,000

Total Repurchase Agreements (Cost $34,000,000)		34,000,000

Total Investments — 98.8% (Cost $1,866,213,181)		$1,844,483,880

Percentages are based on Net Assets of $1,866,799,135.

**	Rate shown is the 7-day effective yield as of July 31, 2016.
(A)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2016.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2016 was $605,281,046 and represents 32.4% of Net Assets.
(C)	Security in default on interest payments.
(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(E)	Tri-Party Repurchase Agreement.

AGC — Assured Guaranty Corporation

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Re-REMIC — Resecuritization Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST CREDIT FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 31.9%
Automotive — 16.9%
American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (A)	$1,500,000	$1,503,469
CarFinance Capital Auto Trust, Ser 2015-1A, Cl E 5.490%, 01/18/22 (A)	2,250,000	2,169,755
Carnow Auto Receivables Trust, Ser 2014-1A, Cl D 4.160%, 11/15/18 (A)	3,960,000	3,953,235
CPS Auto Receivables Trust, Ser 2013-B, Cl E 6.410%, 09/15/20 (A)	14,996	14,995
CPS Auto Receivables Trust, Ser 2014-C, Cl E 5.910%, 11/15/21 (A)	1,500,000	1,434,065
CPS Auto Receivables Trust, Ser 2015-A, Cl E 6.190%, 05/16/22 (A)	1,100,000	1,042,896
CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (A)	1,500,000	1,489,991
DT Auto Owner Trust, Ser 2016-2A, Cl D 5.430%, 11/15/22 (A)	1,500,000	1,545,950
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl D 6.810%, 08/17/20 (A)	1,500,000	1,538,068
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (A)	930,000	926,140

Description	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2015-2A, Cl D 5.790%, 05/16/22 (A)	$1,500,000	$1,482,194
Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (A)	1,500,000	1,475,534
Flagship Credit Auto Trust, Ser 2014-1, Cl E 5.710%, 08/16/21 (A)	1,750,000	1,721,356
Flagship Credit Auto Trust, Ser 2016-2, Cl D 8.560%, 11/15/23 (A)	900,000	948,809
Skopos Auto Receivables Trust, Ser 2015-1A, Cl B 5.430%, 12/15/23 (A)	1,000,000	987,131
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl E 4.580%, 04/15/21 (A)	1,500,000	1,466,189

		23,699,777

Credit Cards — 8.9%
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2 0.768%, 05/26/20 (B)	12,418,000	12,426,687

Other Asset-Backed Securities — 6.1%
Nations Equipment Finance Funding, Ser 2016-1A, Cl C 5.000%, 01/20/25 (A)	1,500,000	1,351,054
Nations Equipment Finance Funding II, Ser 2014-1A, Cl C 5.227%, 09/20/19 (A)	2,847,045	2,787,202
SCF Equipment Trust, Ser 2016-1A, Cl C 6.000%, 08/20/27 (A)	1,000,000	969,193
Springleaf Funding Trust, Ser 2015-AA, Cl D 6.310%, 11/15/24 (A)	2,620,000	2,621,000
Westgate Resorts, Ser 2014-1A, Cl C 5.500%, 12/20/26 (A)	755,389	749,013

		8,477,462

Total Asset-Backed Securities (Cost $44,707,039)		44,603,926

CORPORATE OBLIGATIONS — 27.4%
Consumer Discretionary — 7.5%
Constellis Holdings 9.750%, 05/15/20 (A)	2,927,000	2,853,825
GameStop 5.500%, 10/01/19 (A)	460,000	466,900
INVISTA Finance 4.250%, 10/15/19 (A)	3,260,000	3,235,279

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST CREDIT FUND

Description	Face Amount	Value
L Brands 6.950%, 03/01/33	$867,000	$875,670
Outerwall 6.000%, 03/15/19	1,325,000	1,334,938
Rialto Holdings 7.000%, 12/01/18 (A)	1,425,000	1,454,355
Valeant Pharmaceuticals International 5.375%, 03/15/20 (A)	250,000	222,969

		10,443,936

Energy — 4.4%
Cimarex Energy 5.875%, 05/01/22	1,000,000	1,046,010
Halliburton 7.450%, 09/15/39	572,000	814,105
Kinder Morgan Energy Partners 7.400%, 03/15/31	1,000,000	1,154,913
ONEOK 7.500%, 09/01/23	1,259,000	1,378,605
PHI 5.250%, 03/15/19	1,613,000	1,483,960
Transocean 6.800%, 12/15/16	250,000	250,625

		6,128,218

Financials — 5.0%
Credit Acceptance 6.125%, 02/15/21	1,100,000	1,086,250
Credit Agricole 8.125%, 09/19/33 (A) (B)	1,000,000	1,096,560
Guanay Finance 6.000%, 12/15/20 (A)	456,874	461,443
HSBC Holdings 6.500%, 09/15/37	1,500,000	1,907,326
iStar 4.875%, 07/01/18	1,000,000	990,000
Jefferies Finance 7.375%, 04/01/20 (A)	1,000,000	935,000
Lloyds Banking Group 4.500%, 11/04/24	500,000	518,652

		6,995,231

Industrials — 3.6%
Erickson 8.250%, 05/01/20	2,735,000	1,531,600
Meritor 6.750%, 06/15/21	600,000	576,000
Terex 6.500%, 04/01/20	750,000	763,125
Zachry Holdings 7.500%, 02/01/20 (A)	2,150,000	2,155,375

		5,026,100

Description	Face Amount	Value
Information Technology — 5.1%
BMC Software 7.250%, 06/01/18	$2,255,000	$2,142,250
Micron Technology 5.500%, 02/01/25	2,500,000	2,243,750
Motorola Solutions 7.500%, 05/15/25	518,000	616,135
Rackspace Hosting 6.500%, 01/15/24 (A)	1,500,000	1,548,750
Western Digital 10.500%, 04/01/24 (A)	500,000	563,125

		7,114,010

Materials — 0.1%
Chemours 6.625%, 05/15/23	250,000	215,625

Telecommunication Services — 1.7%
Frontier Communications 9.250%, 07/01/21	1,000,000	1,088,240
Sprint Communications 6.000%, 12/01/16	1,280,000	1,291,200

		2,379,440

Total Corporate Obligations (Cost $38,520,870)		38,302,560

COLLATERALIZED LOAN OBLIGATIONS — 27.0%
AMMC CLO XII, Ser 2013-12A, Cl E 5.621%, 05/10/25 (A) (B)	4,000,000	3,690,620
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl D 5.134%, 01/20/26 (A) (B)	2,500,000	2,170,957
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl D 6.229%, 04/18/27 (A) (B)	2,000,000	1,820,186
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 6.118%, 02/14/25 (A) (B)	1,500,000	1,428,077
Galaxy XIV CLO, Ser 2012-14A, Cl E 6.018%, 11/15/24 (A) (B)	1,000,000	953,115
Galaxy XX CLO, Ser 2015-20A, Cl E 6.196%, 07/20/27 (A) (B)	1,000,000	900,673
Golub Capital Partners CLO, Ser 2014-19A, Cl D 5.386%, 04/26/26 (A) (B)	3,000,000	2,432,598
JFIN CLO, Ser 2013-1A, Cl D 5.384%, 01/20/25 (A) (B)	1,000,000	694,233
Keuka Park CLO, Ser 2013-1A, Cl E 5.135%, 10/21/24 (A) (B)	2,528,000	2,244,045

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST CREDIT FUND

Description	Face Amount	Value
KKR CLO, Ser 2012-1A, Cl C 5.134%, 12/15/24 (A) (B)	$250,000	$250,025
Madison Park Funding XII, Ser 2014-12A, Cl D 4.134%, 07/20/26 (A) (B)	3,000,000	2,908,701
MCF CLO I, Ser 2013-1A, Cl E 6.384%, 04/20/23 (A) (B)	1,500,000	1,266,576
Newstar Trust, Ser 2012-2A, Cl C 4.884%, 01/20/23 (A) (B)	200,000	191,074
Octagon Investment Partners XXI, Ser 2014-1A, Cl D 7.218%, 11/14/26 (A) (B)	1,500,000	1,425,899
OZLM Funding CLO, Ser 2013-4A, Cl D 4.945%, 07/22/25 (A) (B)	1,000,000	912,850
Pinnacle Park CLO, Ser 2014-1A, Cl E 5.578%, 04/15/26 (A) (B)	2,000,000	1,766,270
Race Point IX CLO, Ser 2015-9A, Cl D 5.828%, 04/15/27 (A) (B)	4,000,000	3,449,276
Sudbury Mill CLO, Ser 2013-1A, Cl E 5.383%, 01/17/26 (A) (B)	4,700,000	3,705,428
Symphony CLO XI, Ser 2013-11A, Cl E 5.883%, 01/17/25 (A) (B)	4,000,000	3,753,388
Voya CLO, Ser 2013-3A, Cl D 5.133%, 01/18/26 (A) (B)	2,000,000	1,781,236

Total Collateralized Loan Obligations (Cost $38,038,095)		37,745,227

MORTGAGE-BACKED SECURITIES — 10.7%
Commercial Mortgage-Backed Obligations — 10.7%
A10 Securitization, Ser 2013-1, Cl C 4.700%, 11/15/25 (A)	813,000	813,313
A10 Securitization, Ser 2013-1, Cl D 6.410%, 11/15/25 to 11/15/25 (A)	1,840,000	1,852,063
A10 Securitization, Ser 2013-2, Cl D 6.230%, 11/15/27 (A)	490,000	488,095
BAMLL Commercial Mortgage Securities Trust, Ser 2015-ASHF, Cl F 5.442%, 01/15/28 (A) (B)	1,900,000	1,797,476
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl D 5.454%, 07/15/44 (B)	59,671	59,651

Description	Face Amount/ Shares	Value
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 6.268%, 02/15/41 (A) (B)	$699,000	$552,210
FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 02/25/26 (A) (B)	1,000,000	861,971
FREMF Mortgage Trust, Ser K722, Cl B 3.835%, 03/25/23 (A) (B)	1,500,000	1,472,029
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB2, Cl E 6.555%, 04/15/35 (A) (B)	2,865,969	1,006,763
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (B)	1,500,000	1,451,344
Motel 6 Trust, Ser 2015-MTL6, Cl F 5.000%, 02/05/30 (A)	2,750,000	2,608,885
New York Mortgage Securitization Trust, Ser 2013-1, Cl A 5.700%, 08/27/24 (A) (B)	2,000,000	2,010,000

Total Mortgage-Backed Securities (Cost $16,900,749)		14,973,800

MUNICIPAL BOND — 0.2%
California School Finance Authority, RB 7.000%, 08/01/17 (Cost $335,000)	335,000	336,085

CASH EQUIVALENT* — 2.9%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $4,094,478)	4,094,478	4,094,478

Total Investments — 100.1% (Cost $142,596,231)		$140,056,076

Percentages are based on Net Assets of $139,960,024.

*	Rate shown is the 7-day effective yield as of July 31, 2016.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2016 was $96,866,960 and represents 69.2% of Net Assets.
(B)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2016.

Cl — Class

CLO — Collateralized Loan Obligation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 35.2%
Automotive — 20.9%
American Credit Acceptance Receivables Trust, Ser 2015-3, Cl B 3.560%, 10/12/21 (A)	$2,000,000	$1,983,773
Avis Budget Rental Car Funding AESOP, Ser 2011-5A, Cl A 3.270%, 02/20/18 (A)	3,500,000	3,522,705
California Republic Auto Receivables Trust, Ser 2016-1, Cl C 4.560%, 12/15/22	1,000,000	1,007,493
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl D 3.690%, 02/20/19	1,500,000	1,529,106
CarMax Auto Owner Trust, Ser 2015-3, Cl C 2.680%, 06/15/21	1,000,000	1,017,433
Chesapeake Funding, Ser 2012-2A, Cl D 2.320%, 05/07/24 (A) (B)	2,000,000	2,000,053
Chesapeake Funding, Ser 2013-1A, Cl C 1.865%, 01/07/25 (A) (B)	2,000,000	1,999,999
Chesapeake Funding, Ser 2013-1A, Cl D 2.265%, 01/07/25 (A) (B)	3,000,000	3,001,555
Chesapeake Funding, Ser 2014-1A, Cl D 2.015%, 03/07/26 (A) (B)	2,000,000	1,997,214
CPS Auto Receivables Trust, Ser 2015-A, Cl A 1.530%, 07/15/19 (A)	474,224	473,459

Description	Face Amount	Value
CPS Auto Receivables Trust, Ser 2015-C, Cl D 4.630%, 08/16/21 (A)	$4,000,000	$4,036,440
Drive Auto Receivables Trust, Ser 2015-DA, Cl D 4.590%, 01/17/23 (A)	1,500,000	1,553,446
DT Auto Owner Trust, Ser 2016-1A, Cl D 4.660%, 12/15/22 (A)	2,000,000	1,982,477
Hertz Fleet Lease Funding, Ser 2014-1, Cl D 1.938%, 04/10/28 (A) (B)	2,750,000	2,737,734
Hertz Fleet Lease Funding, Ser 2014-1, Cl E 2.388%, 04/10/28 (A) (B)	5,000,000	5,022,365
Hertz Fleet Lease Funding, Ser 2015-1, Cl D 2.338%, 07/10/29 (A) (B)	4,000,000	4,027,928
Hertz Fleet Lease Funding, Ser 2015-1, Cl E 2.738%, 07/10/29 (A) (B)	2,500,000	2,477,006
Hertz Fleet Lease Funding, Ser 2016-1, Cl C 2.945%, 04/10/30 (A) (B)	2,000,000	1,982,944
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A4 1.540%, 10/17/22	1,000,000	1,002,888
Oscar US Funding Trust, Ser 2014-1A, Cl A4 2.550%, 12/15/21 (A)	2,000,000	1,988,026
SMART Trust, Ser 2012-4US, Cl A4B 1.179%, 08/14/18 (B)	730,767	730,080
United Auto Credit Securitization Trust, Ser 2016-1, Cl D 4.680%, 07/15/20 (A)	3,000,000	2,985,974

		49,060,098

Credit Cards — 4.9%
American Express Credit Account Master Trust, Ser 2013-1, Cl B 1.181%, 02/16/21 (B)	2,500,000	2,508,170
Golden Credit Card Trust, Ser 2014-2A, Cl A 0.892%, 03/15/21 (A) (B)	3,000,000	2,973,573
Golden Credit Card Trust, Ser 2015-1A, Cl A 0.921%, 02/15/20 (A) (B)	5,000,000	4,995,327
Trillium Credit Card Trust II, Ser 2016-1A, Cl A 1.210%, 05/26/21 (A) (B)	1,000,000	1,000,002

		11,477,072

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
Other Asset-Backed Securities — 3.9%
Colony American Homes, Ser 2015-1A, Cl C 2.384%, 07/17/32 (A) (B)	$3,000,000	$2,961,493
NCF Dealer Floorplan Master Trust, Ser 2014-1A, Cl C 3.192%, 10/20/20 (A) (B)	3,550,000	3,474,562
Sierra Timeshare Receivables Funding, Ser 2012-1A, Cl B 3.580%, 11/20/28 (A)	122,235	122,580
TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	2,633,333	2,504,483

		9,063,118

Student Loan — 5.5%
Access Group, Ser 2002-A, Cl A2 1.781%, 09/25/37 (B)	1,750,000	1,726,362
Nelnet Student Loan Trust, Ser 2012-6A, Cl B 1.946%, 08/26/52 (A) (B)	3,000,000	2,643,845
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.953%, 07/25/47 (A) (B)	4,000,000	3,681,752
Nelnet Student Loan Trust, Ser 2015-3A, Cl B 1.953%, 07/27/50 (A) (B)	3,000,000	2,588,598
SLM Private Education Loan Trust, Ser 2012-A, Cl A1 1.842%, 08/15/25 (A) (B)	306,472	307,212
SLM Student Loan Trust, Ser 2013-2, Cl B 1.953%, 06/25/43 (B)	2,000,000	1,768,496
South Texas, Higher Education Authority, Ser 2012-1, Cl A1 1.146%, 10/01/20 (B)	153,419	153,362

		12,869,627

Total Asset-Backed Securities (Cost $82,224,873)		82,469,915

U.S. TREASURY OBLIGATIONS — 26.0%
U.S. Treasury Notes 1.625%, 07/31/20	10,000,000	10,270,310
1.500%, 11/30/19 to 05/31/20	30,000,000	30,657,815
1.125%, 06/30/21	20,000,000	20,085,160

Total U.S. Treasury Obligations (Cost $59,870,884)		61,013,285

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 16.9%
Agency Mortgage-Backed Obligations — 7.2%
FHLMC 2.176%, 02/01/37 (B)	$1,911,252	$2,007,346
FHLMC REMIC, Ser 2010-3747, Cl UF 0.961%, 10/15/40 (B)	4,057,506	4,065,741
FNMA REMIC, Ser 2011-84, Cl F 0.838%, 01/25/40 (B)	3,473,689	3,488,614
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	1,246,760	1,294,469
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	1,275,897	1,308,627
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	1,543,794	1,573,966
GNMA, Ser 2010-80, Cl F 0.848%, 04/20/40 (B)	661,314	664,761
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	2,497,562	2,543,442

		16,946,966

Commercial Mortgage-Backed Obligations — 9.7%
BAMLL Re-REMIC Trust, Ser 2014-FRR7, Cl A 2.686%, 10/26/44 (A) (B)	5,000,000	4,937,121
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.731%, 04/15/37 (B)	1,759,992	1,402,046
Credit Suisse Mortgage Trust, Ser 2015-DEAL, Cl C 2.631%, 04/15/29 (A) (B)	3,000,000	2,910,767
FREMF Mortgage Trust, Ser 2013-KF02, Cl B 3.453%, 12/25/45 (A) (B)	468,648	467,474
Hilton USA Trust, Ser 2014-ORL, Cl D 2.592%, 07/15/29 (A) (B)	4,000,000	3,867,940
Impact Funding, Ser 2001-A, Cl A 4.757%, 07/25/33 (A) (B)	219,071	228,447
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AJ 5.480%, 05/15/45 (B)	5,000,000	4,996,243
Latitude Management Real Estate, Ser 2015-CRE1, Cl B 3.952%, 02/22/32 (A) (B)	1,000,000	1,005,568

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
Velocity Commercial Capital Loan Trust, Ser 2014-1, Cl A 2.453%, 09/25/44 (A) (B)	$1,340,805	$1,311,153
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl D 3.013%, 11/15/29 (A) (B)	1,606,854	1,584,434

		22,711,193

Total Mortgage-Backed Securities (Cost $40,130,218)		39,658,159

COLLATERALIZED LOAN OBLIGATIONS — 8.7%
Newstar Trust, Ser 2012-2A, Cl A 2.596%, 01/20/23 (A) (B)	4,491,864	4,445,908
OZLM Funding, Ser 2013-4A, Cl A2 2.385%, 07/22/25 (A) (B)	5,000,000	4,957,005
Sudbury Mill CLO, Ser 2013-1A, Cl A1 2.083%, 01/17/26 (A) (B)	6,000,000	5,982,228
Voya CLO, Ser 2013-3A, Cl A2 2.433%, 01/18/26 (A) (B)	5,000,000	4,965,320

Total Collateralized Loan Obligations (Cost $20,438,613)		20,350,461

CORPORATE OBLIGATIONS — 5.3%
Consumer Discretionary — 0.1%
Volkswagen Group of America Finance 1.600%, 11/20/17 (A)	200,000	199,978

Energy — 1.4%
BP AMI Leasing 5.523%, 05/08/19 (A)	3,000,000	3,310,938

Financials — 3.8%
American Tower 3.400%, 02/15/19	1,000,000	1,047,143
Bank of America MTN 3.022%, 01/14/21 (B)	1,000,000	985,000
Credit Suisse NY 1.314%, 04/27/18 (B)	2,000,000	1,996,866
JPMorgan Chase MTN 2.022%, 08/17/22 (B)	1,250,000	1,242,000
Morgan Stanley MTN 3.022%, 12/15/19 (B)	1,000,000	987,500
VW Credit MTN 1.875%, 10/13/16	2,660,000	2,662,596

		8,921,105

Total Corporate Obligations (Cost $12,057,012)		12,432,021

Description	Face Amount/ Shares	Value
U.S. GOVERNMENT AGENCY OBLIGATION — 2.4%
Tennessee Valley Authority 3.875%, 02/15/21 (Cost $5,402,319)	$5,000,000	$5,610,045

MUNICIPAL BONDS — 2.4%
Dallas County Schools, Taxable Public Property Finance, GO 3.450%, 12/01/22	1,570,000	1,572,088
3.200%, 12/01/21	1,580,000	1,567,313
Illinois State, Build America Bonds, GO 5.090%, 04/01/17	2,300,000	2,347,955

Total Municipal Bonds (Cost $5,390,488)		5,487,356

SOVEREIGN DEBT — 2.1%
Kingdom of Denmark 0.875%, 03/20/17 (Cost $5,001,851)	5,000,000	5,004,500

CASH EQUIVALENT** — 0.7%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $1,610,171)	1,610,171	1,610,171

Total Investments — 99.7% (Cost $232,126,429)		$233,635,913

Percentages are based on Net Assets of $234,385,627.

**	Rate shown is the 7-day effective yield as of July 31, 2016.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2016 was $111,200,805 and represents 47.4% of Net Assets.
(B)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2016.

AESOP — Auto Employee Stock Ownership Plan

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Re-REMIC — Resecuritization Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 93.7%
Alabama — 2.0%
Alabama State, Ser B, GO 3.000%, 11/01/21	$5,000,000	$5,534,950

Arizona — 0.9%
Maricopa County, Unified School District No. 41 Gilbert, GO 4.000%, 07/01/19	1,150,000	1,255,731
Pima County, Street and Highway Revenue Authority, RB 3.000%, 07/01/19	1,190,000	1,266,886

		2,522,617

Arkansas — 0.1%
University of Arkansas, RB 3.000%, 11/01/18	375,000	394,958

California — 2.2%
California State, GO 5.000%, 04/01/18	2,000,000	2,148,460
California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	1,875,000	2,008,687
California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	600,000	672,882
Golden State, Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,134,680

		5,964,709

Description	Face Amount	Value
Colorado — 1.2%
Adams County, School District No. 14, GO, AGM (A) Pre-Refunded @ 100 5.125%, 12/01/16	$1,000,000	$1,015,910
Boulder Valley, School District No. Re-2 Boulder, Ser B, GO 4.000%, 12/01/18	2,000,000	2,154,680

		3,170,590

Connecticut — 1.4%
Connecticut State, Ser B, GO Callable 06/15/25 @ 100 5.000%, 06/15/29	3,000,000	3,671,790

District of Columbia — 1.1%
District of Columbia, RB 4.000%, 10/01/20	305,000	311,097
4.000%, 10/01/22	895,000	911,638
District of Columbia, Ser A, GO, AGM Callable 06/01/17 @ 100 4.750%, 06/01/31	1,750,000	1,802,500

		3,025,235

Florida — 2.2%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,241,960
Florida State, Housing Finance, Homeowner Mortgage Special Program, Ser A, RB, GNMA/FNMA/FHLMC Callable 01/01/20 @ 100 5.000%, 07/01/28	625,000	656,506
Orlando, Capital Improvement Project, Ser A, RB 3.000%, 04/01/18	1,750,000	1,819,318
Southeast Overtown Park West, Community Redevelopment Agency, Ser A-1, TA 5.000%, 03/01/17	1,285,000	1,311,689

		6,029,473

Illinois — 5.1%
Chicago, Board of Education, Ser F, GO Callable 12/01/20 @ 100 5.000%, 12/01/21	3,090,000	2,968,347
Chicago, O’Hare International Airport, Ser B, RB Callable 01/01/21 @ 100 5.500%, 01/01/31	1,030,000	1,196,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Chicago, Ser A, GO 5.000%, 01/01/22	$1,000,000	$1,055,260
4.000%, 01/01/20	900,000	909,162
Illinois State, GO 5.000%, 07/01/19	500,000	541,620
Illinois State, GO, AGM Callable 10/01/17 @ 100 5.000%, 04/01/19	1,000,000	1,041,040
Illinois State, Ser A, GO 3.000%, 01/01/18	2,050,000	2,093,378
Railsplitter Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,410,000	2,774,922
Southern Illinois University, Ser A, RB, NATL 5.250%, 04/01/21	1,000,000	1,164,900

		13,745,149

Indiana — 0.5%
Franklin Township, School Building, RB, AMBAC Callable 01/15/17 @ 100 5.000%, 01/15/29	1,300,000	1,323,413

Iowa — 1.7%
Coralville, Ser D, COP Callable 09/01/16 @ 100 5.250%, 06/01/17	250,000	250,440
Coralville, Urban Renewal Tax Increment, Ser C, TA Callable 06/01/17 @ 100 5.000%, 06/01/18	1,125,000	1,137,004
Hardin County, GO 2.500%, 06/01/17	680,000	690,132
2.500%, 06/01/18	785,000	809,115
2.500%, 06/01/19	925,000	967,356
Iowa State, University of Science & Technology, Science and Athletic Facilities Project, Ser I, RB 2.000%, 07/01/17	780,000	790,241

		4,644,288

Maryland — 0.8%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO (A) Pre-Refunded @ 100 4.700%, 04/01/36	1,000,000	1,068,980
Maryland State, State Local Facilities, Ser A, GO (A) Pre-Refunded @ 100 4.000%, 03/01/17	1,000,000	1,020,550

		2,089,530

Description	Face Amount	Value
Massachusetts — 0.4%
Fall River, GO 2.000%, 12/01/24	$1,015,000	$1,040,882

Michigan — 0.8%
Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	1,175,000	1,245,982
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM 3.000%, 05/01/19	1,025,000	1,064,083

		2,310,065

Minnesota — 0.4%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	1,056,358	1,035,949

Missouri — 1.2%
Saint Louis, Municipal Finance, City Justice Center Project, RB 5.000%, 02/15/17	1,275,000	1,304,810
Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	1,575,000	1,887,716

		3,192,526

New Mexico — 1.4%
Bernalillo County, Ser A, GO (A) Pre-Refunded @ 100 4.000%, 08/01/19	300,000	310,482
New Mexico State, Severance Tax Permanent Fund, Ser B, RB 4.000%, 07/01/23	2,000,000	2,346,260
New Mexico State, Severance Tax, Ser A-1, RB Callable 07/01/17 @ 100 2.750%, 07/01/20	1,000,000	1,017,690

		3,674,432

New York — 1.7%
New York City, Ser D, GO Callable 02/01/23 @ 100 5.000%, 08/01/27	2,400,000	2,931,024
New York State, Thruway Authority, Ser H, RB, NATL 4.000%, 01/01/18	1,000,000	1,049,100
Niagara County, Tobacco Asset Securitization, RB 5.000%, 05/15/20	350,000	396,340
5.000%, 05/15/21	300,000	347,532

		4,723,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Ohio — 1.7%
Ohio State, Air Quality Development, RB 2.250%, 08/01/29	$750,000	$749,955
Ohio State, Higher Educational Facility Commission, RB 5.000%, 12/01/23	445,000	553,104
5.000%, 12/01/24	690,000	871,670
Ohio State, Ser A, GO 3.000%, 02/01/19	2,190,000	2,318,641

		4,493,370

Oklahoma — 2.4%
Cleveland County, Independent School District No. 29 Norman, GO 1.500%, 03/01/17	2,000,000	2,010,760
Oklahoma State, Housing Finance Agency, RB, GNMA Callable 03/01/23 @ 100 3.750%, 03/01/44	813,937	836,914
University of Oklahoma, Ser C, RB Callable 07/01/25 @ 100 5.000%, 07/01/35	3,000,000	3,631,110

		6,478,784

Oregon — 0.4%
Oregon State, Board of Higher Education Project, GO Callable 08/01/17 @ 100 4.500%, 08/01/32	445,000	460,802
Oregon State, Board of Higher Education Project, GO (A) Pre-Refunded @ 100 4.500%, 08/01/32	555,000	577,228

		1,038,030

Pennsylvania — 0.2%
Philadelphia, Ser A, GO 5.000%, 07/15/20	500,000	571,935

Puerto Rico — 0.9%
Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB (B) Callable 07/01/17 @ 100 1.090%, 07/01/25	2,000,000	1,320,000
Commonwealth of Puerto Rico, Ser A, GO 5.500%, 07/01/18 (C)	1,825,000	1,161,156

		2,481,156

Description	Face Amount	Value
Rhode Island — 0.6%
Providence, Ser A, GO 5.000%, 07/15/18	$1,500,000	$1,611,540

Tennessee — 1.9%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,070,860
Memphis-Shelby County, Sports Authority, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	2,022,732
Tennessee State, Housing Development Agency, RB Callable 01/01/22 @ 100 2.750%, 01/01/24	410,000	428,950
2.750%, 07/01/24	290,000	304,323
Tennessee State, Housing Development Agency, Ser 2B, RB 2.350%, 01/01/21	320,000	333,971

		5,160,836

Texas — 53.1%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	2,000,000	2,141,760
Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,312,187
Andrews County, Hospital District, GO, AGM 2.500%, 03/15/19	1,215,000	1,259,372
Arlington, Special Tax Revenue, RB Callable 02/15/19 @ 100 5.000%, 08/15/28	250,000	271,640
Austin, Independent School District, GO Callable 08/01/19 @ 100 4.125%, 08/01/21	1,000,000	1,093,130
Austin, Independent School District, GO, PSF-GTD Callable 08/01/20 @ 100 5.000%, 08/01/21	500,000	579,115
Austin, Water & Wastewater System, Ser A, RB, AMBAC 5.000%, 11/15/19	1,000,000	1,138,300
Bastrop, Independent School District, School Building Project, GO, AGM (A) Pre-Refunded @ 100 5.000%, 02/15/34	1,000,000	1,109,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Bastrop, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.250%, 02/15/32	$500,000	$512,930
Bayport Area, Gulf Coast Waste Disposal Authority, RB, AGM 5.000%, 10/01/21	250,000	295,705
5.000%, 10/01/22	200,000	240,526
Beaumont, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/33	500,000	512,150
Bexar County, GO 5.000%, 06/15/24	4,000,000	5,053,440
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	685,000	773,906
Central Texas, Turnpike System, Ser C, RB 5.000%, 08/15/24	750,000	929,243
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21	500,000	556,185
Clifton, Higher Education Finance, RB, PSF-GTD 5.000%, 08/15/24	1,185,000	1,491,939
Clifton, Higher Education Finance, RB, PSF-GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	700,000	872,333
Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	2,000,000	2,065,360
College Station, GO (A) Pre-Refunded @ 100 4.500%, 02/15/27	160,000	175,562
College Station, GO Callable 02/15/18 @ 100 4.500%, 02/15/27	1,730,000	1,889,125
4.000%, 02/15/19	1,000,000	1,050,210
Conroe, Industrial Development, RB, AGM 4.000%, 09/01/18	595,000	633,461
Corpus Christi, GO 4.000%, 03/01/19	1,010,000	1,095,456
Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,233,260
Dallas County, Schools Tax, GO 4.000%, 06/01/19	1,500,000	1,589,895
3.000%, 06/01/19	940,000	953,940

Description	Face Amount	Value
Dallas County, Schools Tax, RB Callable 08/22/16 @ 100 3.000%, 06/01/18	$825,000	$825,297
2.750%, 06/01/17	800,000	800,456
Dallas, GO (A) Pre-Refunded @ 100 5.000%, 02/15/18	1,000,000	1,067,820
Dallas, GO, NATL (A) Pre-Refunded @ 100 4.250%, 02/15/22	845,000	861,892
Dallas, GO, NATL Callable 02/15/17 @ 100 4.250%, 02/15/22	165,000	168,227
Dallas, Ser B, RB 5.000%, 11/01/19	1,395,000	1,579,503
Dallas, Ser F, RB Callable 11/01/23 @ 100 5.250%, 11/01/30	2,000,000	2,452,040
Denton, Independent School District, GO (A) Pre-Refunded @ 100 5.000%, 08/15/27	1,000,000	1,129,550
Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,242,840
Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,203,310
El Paso, Downtown Development, RB 5.000%, 08/15/23	905,000	1,090,498
El Paso, GO (A) Pre-Refunded @ 100 5.500%, 08/15/34	1,000,000	1,144,580
El Paso, Water & Sewer Revenue, RB 5.000%, 03/01/24	425,000	531,751
Elkhart, Independent School District, School Building Project, GO, AGM Callable 08/15/19 @ 100 4.625%, 08/15/30	665,000	726,406
Forney, Independent School District, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/38	830,000	867,018
Forney, Independent School District, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 08/15/38	170,000	177,913
Fort Bend County, Municipal Utility District No. 25, GO, AGM (A) Pre-Refunded @ 100 5.600%, 10/01/36	1,000,000	1,008,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Frisco, Independent School District, School Building Project, Ser A, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 08/15/27	$500,000	$523,435
Galveston County, GO 3.000%, 02/01/19	600,000	634,008
Garland, Independent School District, Ser A, GO, PSF-GTD Callable 09/01/16 @ 100 3.000%, 02/15/19	350,000	350,717
Grand Prairie, Independent School District, School Building Project, Ser A, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/15/32	1,000,000	1,024,060
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,100,280
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,135,190
Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/21	940,000	1,064,193
4.000%, 02/15/22	1,005,000	1,152,675
Houston, Independent School District, GO, PSF-GTD 5.000%, 02/15/23	2,500,000	3,096,000
Hurst, Waterworks and Sewer System, GO Callable 08/15/18 @ 100 5.000%, 08/15/36	1,000,000	1,089,540
Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	1,280,000	1,411,674
Irving, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/15/17	500,000	512,030
Kaufman County, GO, AGM 3.000%, 02/15/22	1,670,000	1,802,114
Klein, Independent School District, Schoolhouse Project, GO (A) Pre-Refunded @ 100 5.000%, 08/01/34	855,000	964,474
La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	750,000	787,777

Description	Face Amount	Value
La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	$3,435,000	$3,635,707
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,848,550
Love Field, Airport Modernization, AMT, RB 5.000%, 11/01/22	1,000,000	1,199,610
Mesquite, Independent School District No. 1, School Building Project, GO (A) Pre-Refunded @ 100 4.375%, 08/15/26	560,000	622,558
Navarro County, Junior College District, RB, AGM 3.000%, 05/15/19	550,000	575,734
2.250%, 05/15/18	880,000	898,366
New Hope, Cultural Education Facilities, RB 5.000%, 04/01/21	355,000	402,268
4.000%, 04/01/17	135,000	137,338
4.000%, 04/01/19	200,000	211,910
4.000%, 04/01/20	210,000	225,876
North East, Independent School District, Ser B, GO, PSF-GTD 5.000%, 02/01/22	1,330,000	1,609,579
5.000%, 02/01/23	1,410,000	1,744,579
North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	2,015,000	2,186,678
North Texas, Tollway Authority, RB (A) Pre-Refunded @ 100 5.750%, 01/01/18	1,000,000	1,072,820
North Texas, Tollway Authority, Ser C, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,378,400
Northside, Independent School District, GO, PSF-GTD (B) 1.350%, 06/01/33	2,730,000	2,753,669
Northwest Independent School District, Ser B, GO, PSF-GTD 5.000%, 02/15/23	2,205,000	2,730,672
Olmos Park, Higher Education Facilities, RB 2.000%, 12/01/18	3,000,000	3,075,840

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Permanent University Fund, RB 5.000%, 07/01/23	$1,255,000	$1,572,779
Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/01/33	1,000,000	1,066,130
Pleasant Grove, Independent School District, GO, PSF-GTD (A) Pre-Refunded @ 100 5.250%, 02/15/17	1,000,000	1,025,860
Polk County, GO, AGM 3.000%, 08/15/19	1,150,000	1,220,139
Richardson, Independent School District, Ser B, GO 5.000%, 02/15/22	500,000	604,795
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,081,780
Royal, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 4.500%, 02/15/28	400,000	408,276
San Angelo, Independent School District, School Building Project, Ser A, GO, AGM (A) Pre-Refunded @ 100 5.250%, 02/15/19	1,110,000	1,237,739
San Antonio, Education Facilities, RB Callable 06/01/23 @ 100 5.000%, 06/01/25	1,200,000	1,457,808
San Antonio, GO 5.000%, 02/01/22	1,640,000	1,985,712
San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/23	500,000	605,550
5.000%, 09/15/26	3,000,000	3,593,730
San Antonio, Water System Revenue, RB Callable 11/15/18 @ 100 5.375%, 05/15/39	500,000	549,505
San Antonio, Water System Revenue, RB 4.000%, 05/15/19	500,000	545,800
San Antonio, Water System Revenue, Ser B, RB 5.000%, 05/15/24	500,000	631,175
San Benito, Consolidated Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/15/33	1,000,000	1,067,980

Description	Face Amount	Value
San Jacinto, Community College District, GO 3.000%, 02/15/19	$1,795,000	$1,895,430
San Marcos, Tax & Toll Revenue, GO, AGM (A) Pre-Refunded @ 100 5.125%, 08/15/17	600,000	628,902
Sienna Plantation Levee, Improvement District, GO, BAM 4.000%, 09/01/19	500,000	548,765
Spring Branch, Independent School District, Schoolhouse Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.250%, 02/01/38	1,000,000	1,024,010
Texas A&M University, Permanent University Fund, RB Callable 07/01/21 @ 100 4.000%, 07/01/22	1,850,000	2,110,684
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,230,240
Texas City, Industrial Development, Arco Pipe Line Company Project, RB 7.375%, 10/01/20	500,000	616,870
Texas State, College Student Loan, GO Callable 08/01/20 @ 100 5.000%, 08/01/21	1,000,000	1,164,990
4.625%, 08/01/30	1,200,000	1,329,648
Texas State, Department of Housing & Community Affairs, Ser B, RB, GNMA Callable 01/01/21 @ 100 4.050%, 07/01/26	650,000	704,548
Texas State, Highway Improvement, GO 5.000%, 04/01/22	2,500,000	3,039,725
Texas State, Public Finance Authority, Cosmos Foundation, Ser A, RB (A) Pre-Refunded @ 100 6.000%, 02/15/30	750,000	885,518
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,651,450
5.375%, 05/01/20	1,365,000	1,522,630
5.250%, 05/01/19	1,300,000	1,412,814
Texas State, Public Finance Authority, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	1,100,000	1,199,385
Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,603,952

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Texas State, Ser A, GO 5.000%, 10/01/21	$1,000,000	$1,203,920
Texas State, University System, Ser A, RB 5.000%, 03/15/21	1,000,000	1,182,910
Texas State, Water Financial Assistance, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,179,825
Titus County, Pass-Through Toll Project, Ser A, GO 4.000%, 03/01/18	555,000	579,381
Titus County, Pass-Through Toll Project, Ser B, GO 4.000%, 03/01/18	1,185,000	1,237,057
Tyler, Independent School District, School Building Project, GO (A) Pre-Refunded @ 100 5.000%, 02/15/27	500,000	534,070
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	500,000	537,520
Upper Trinity, Regional Water District, RB, AGM 4.000%, 08/01/17	250,000	258,193
3.000%, 08/01/19	250,000	265,545
Waco, Health Facilities Development, Hillcrest Health System Project, Ser A, RB, NATL (A) Pre-Refunded @ 100 5.000%, 08/01/16	1,000,000	1,000,250
Waller, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.500%, 02/15/33	1,000,000	1,075,170
Wylie, GO (A) Pre-Refunded @ 100 5.000%, 02/15/28	1,000,000	1,067,980

		144,011,922

Utah — 0.8%
Utah State, GO 5.000%, 07/01/19	2,000,000	2,255,780

Virginia — 4.0%
Fairfax County, Sewer Authority, RB (A) Pre-Refunded @ 100 4.000%, 07/15/25	1,500,000	1,646,490
Suffolk, Ser A, GO 5.000%, 02/01/22	1,100,000	1,337,138

Description	Face Amount/ Shares	Value
5.000%, 02/01/23	$1,250,000	$1,554,650
Virginia Commonwealth, Housing Development Authority, RB 2.150%, 04/01/21	3,000,000	3,135,390
Virginia Commonwealth, Housing Development Authority, Ser A, RB Callable 01/01/22 @ 100 2.100%, 07/01/22	895,000	928,088
Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	2,000,000	2,170,540

		10,772,296

Washington — 0.3%
Everett, Public Facilities District, Ser A, RB 5.000%, 12/01/17	900,000	949,500

Wisconsin — 2.3%
Wisconsin State, Ser 1, GO 5.000%, 11/01/24	3,000,000	3,844,050
Wisconsin State, Ser B, GO Callable 05/01/21 @ 100 4.500%, 05/01/31	2,000,000	2,299,840

		6,143,890

Total Municipal Bonds (Cost $243,340,623)		254,063,591

CASH EQUIVALENT* — 4.9%
AIM STIT-Government & Agency Portfolio, Private Class, 0.140% (Cost $13,172,861)	13,172,861	13,172,861

Total Investments — 98.6% (Cost $256,513,484)		$267,236,452

Percentages are based on Net Assets of $271,128,569.

*	Rate shown is the 7-day effective yield as of July 31, 2016
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2016.
(C)	Security in default on interest payments.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

FROST KEMPNER TREASURY AND INCOME FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount/ Shares	Value
U.S. TREASURY OBLIGATIONS — 53.9%
U.S. Treasury Inflationary Protection Securities 3.625%, 04/15/28	$684,733	$952,634
2.625%, 07/15/17	515,808	531,927
2.500%, 01/15/29	614,298	784,206
2.375%, 01/15/25	692,043	827,919
2.125%, 02/15/40	613,542	824,240
1.750%, 01/15/28	959,813	1,130,230
1.375%, 07/15/18 to 01/15/20	2,162,316	2,276,146

Total U.S. Treasury Obligations (Cost $6,522,071)		7,327,302

CASH EQUIVALENT* — 46.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Shares, 0.170% (Cost $6,254,993)	6,254,993	6,254,993

Total Investments — 100.0% (Cost $12,777,064)		$13,582,295

Percentages are based on Net Assets of $13,576,175.

*	Rate shown is the 7-day effective yield as of July 31, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund

Assets:
Investments at Value	$413,084,598	$371,295,759	$110,714,289	$14,015,223
Cash	—	4,475,856	—	—
Receivable for Capital Shares Sold	314,067	223,533	1,019	—
Dividends and Interest Receivable	117,673	305,881	97,647	6,304
Foreign Tax Reclaim Receivable	—	—	—	83
Prepaid Expenses	19,482	18,294	17,139	14,629

Total Assets	413,535,820	376,319,323	110,830,094	14,036,239

Liabilities:
Payable Due to Investment Adviser	219,899	201,344	55,983	7,488
Payable for Capital Shares Redeemed	40,919	59,271	—	—
Payable Due to Administrator	30,161	27,616	8,459	1,027
Professional Fees Payable	27,319	26,916	24,121	23,000
Payable Due to Distributor	12,798	9,078	3,415	648
Payable Due to Trustees	4,731	4,304	1,346	159
Chief Compliance Officer Fees Payable	863	785	246	29
Other Accrued Expenses	26,583	25,590	10,962	6,486

Total Liabilities	363,273	354,904	104,532	38,837

Net Assets	$413,172,547	$375,964,419	$110,725,562	$13,997,402

NET ASSETS:
Paid-in Capital	$249,162,524	$335,588,298	$117,859,286	$11,199,564
Undistributed Net Investment Income (Accumulated Net Investment Loss)	138,064	51,084	—	(9,503)
Accumulated Net Realized Gain (Loss) on Investments	36,613,946	16,691,099	(1,276,138)	839,569
Net Unrealized Appreciation (Depreciation) on Investments	127,258,013	23,633,938	(5,857,586)	1,967,772

Net Assets	$413,172,547	$375,964,419	$110,725,562	$13,997,402

Institutional Class Shares:
Net Assets	$348,934,942	$315,387,845	$95,845,878	$10,576,288
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	25,640,849	31,479,970	10,443,081	1,074,063
Net Asset Value, Offering and Redemption Price Per Share	$13.61	$10.02	$9.18	$9.85

Investor Class Shares:
Net Assets	$64,237,605	$60,576,574	$14,879,684	$3,421,114
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,753,413	6,052,569	1,622,537	351,147
Net Asset Value, Offering and Redemption Price Per Share	$13.51	$10.01	$9.17	$9.74

Cost of Investments	$285,826,585	$347,661,821	$116,571,875	$12,047,451

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

STATEMENTS OF ASSETS AND LIABILITIES

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund

Assets:
Investments at Value	$2,142,093	$20,197,580	$10,607,953	$1,844,483,880
Affiliated Investments at Value	572,612	4,430,005	2,570,930	—

Total Investments at Value	2,714,705	24,627,585	13,178,883	1,844,483,880

Receivable for Investment Securities Sold	—	—	—	457,137
Receivable for Capital Shares Sold	—	11,369	—	11,196,203
Dividends and Interest Receivable	19	84	55	12,910,852
Receivable from Investment Adviser	3,376	—	—	—
Prepaid Expenses	6,614	17,406	10,787	40,467

Total Assets	2,724,714	24,656,444	13,189,725	1,869,088,539

Liabilities:
Payable for Investment Securities Purchased	—	—	—	749,882
Payable Due to Investment Adviser	—	3,039	1,621	547,931
Payable for Capital Shares Redeemed	—	—	31,131	506,390
Professional Fee Payable	22,880	23,125	22,995	44,189
Payable Due to Distributor	512	4,506	2,437	52,273
Payable Due to Administrator	203	1,836	978	139,561
Payable Due to Trustees	32	292	155	22,587
Chief Compliance Officer Fees Payable	6	53	28	4,120
Other Accrued Expenses	3,625	6,874	5,122	222,471

Total Liabilities	27,258	39,725	64,467	2,289,404

Net Assets	$2,697,456	$24,616,719	$13,125,258	$1,866,799,135

NET ASSETS:
Paid-in Capital	$3,104,649	$25,080,364	$13,107,339	$1,887,084,076
Undistributed Net Investment Income	2,470	12,357	6,137	376,351
Accumulated Net Realized Gain (Loss) on Investments	(438,345)	(729,357)	(70,693)	1,068,009
Net Unrealized Appreciation (Depreciation) on Investments	28,682	253,355	82,475	(21,729,301)

Net Assets	$2,697,456	$24,616,719	$13,125,258	$1,866,799,135

Institutional Class Shares:
Net Assets	N/A	$1,590,424	N/A	$1,606,096,858
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	124,561	N/A	152,627,545
Net Asset Value, Offering and Redemption Price Per Share	N/A	$12.77	N/A	$10.52

Investor Class Shares:
Net Assets	$2,697,456	$23,026,295	$13,125,258	$260,702,277
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	252,630	1,806,630	1,277,637	24,781,205
Net Asset Value, Offering and Redemption Price Per Share	$10.68	$12.75	$10.27	$10.52

Cost of Investments	$2,096,682	$19,670,399	$10,419,562	$1,866,213,181
Cost of Affiliated Investments	589,341	4,703,831	2,676,846	—

N/A — The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

STATEMENTS OF ASSETS AND LIABILITIES

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund	Kempner Treasury and Income Fund

Assets:
Investments at Value	$140,056,076	$233,635,913	$267,236,452	$13,582,295
Receivable for Investment Securities Sold	1,127,000	—	—	—
Receivable for Capital Shares Sold	252,321	251,605	1,648,368	—
Dividends and Interest Receivable	1,070,102	616,932	2,938,726	18,446
Prepaid Expenses	10,489	17,487	17,832	8,209

Total Assets	142,515,988	234,521,937	271,841,378	13,608,950

Liabilities:
Payable for Investment Securities Purchased	2,391,862	—	529,282	—
Payable Due to Investment Adviser	66,217	59,434	56,768	4,173
Payable for Capital Shares Redeemed	39,932	4,215	46,750	—
Professional Fee Payable	24,373	25,551	25,946	23,014
Payable Due to Administrator	10,215	17,662	20,243	1,063
Payable Due to Distributor	2,040	3,844	1,073	—
Payable Due to Trustees	1,613	2,860	3,278	174
Chief Compliance Officer Fees Payable	294	522	598	32
Other Accrued Expenses	19,418	22,222	28,871	4,319

Total Liabilities	2,555,964	136,310	712,809	32,775

Net Assets	$139,960,024	$234,385,627	$271,128,569	$13,576,175

NET ASSETS:
Paid-in Capital	$143,207,411	$234,378,009	$260,133,018	$12,232,958
Undistributed (Distributions in Excess of) Net Investment Income	(4)	34,334	280,668	(4,796)
Accumulated Net Realized Gain (Loss) on Investments	(707,228)	(1,536,200)	(8,085)	542,782
Net Unrealized Appreciation (Depreciation) on Investments	(2,540,155)	1,509,484	10,722,968	805,231

Net Assets	$139,960,024	$234,385,627	$271,128,569	$13,576,175

Institutional Class Shares:
Net Assets	$129,395,103	$214,708,276	$265,696,754	$13,576,175
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	13,434,571	20,884,378	24,821,102	1,343,117
Net Asset Value, Offering and Redemption Price Per Share	$9.63	$10.28	$10.70	$10.11

Investor Class Shares:
Net Assets	$10,564,921	$19,677,351	$5,431,815	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,098,165	1,913,568	507,666	N/A
Net Asset Value, Offering and Redemption Price Per Share	$9.62	$10.28	$10.70	N/A

Cost of Investments	$142,596,231	$232,126,429	$256,513,484	$12,777,064

N/A — The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 6

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund
Investment Income:
Dividend Income	$3,697,268	$8,047,690	$3,924,572	$122,153
Interest income	—	—	—	6,872
Foreign Taxes Withheld	(6,720)	(124,047)	(75,342)	(806)

Total Investment Income	3,690,548	7,923,643	3,849,230	128,219

Expenses:
Investment Advisory Fees	2,646,468	2,198,298	738,516	95,735
Administration Fees	364,061	302,559	111,909	12,259
Distribution Fees — Investor Class Shares	151,925	141,039	43,825	4,388
Trustees’ Fees	14,946	12,563	4,519	504
Chief Compliance Officer Fees	4,008	3,430	1,439	456
Transfer Agent Fees	66,269	62,958	38,468	27,936
Professional Fees	49,424	44,704	31,919	24,806
Registration Fees	31,904	31,292	28,385	26,909
Printing Fees	26,492	21,561	8,178	3,160
Custodian Fees	16,202	13,509	5,143	5,000
Interest Expense on Borrowings	—	1,294	—	421
Insurance and Other Expenses	18,676	15,271	7,128	2,212

Total Expenses	3,390,375	2,848,478	1,019,429	203,786
Less: Fees Paid Indirectly	(72)	(83)	(23)	(10)

Net Expenses	3,390,303	2,848,395	1,019,406	203,776

Net Investment Income (Loss)	300,245	5,075,248	2,829,824	(75,557)

Net Realized Gain (Loss) from Investments	54,128,370	20,342,689	(1,199,480)	840,128
Net Change in Unrealized Appreciation (Depreciation) on Investments	(62,698,273)	(20,057,585)	(7,208,932)	(2,187,105)

Net Realized and Unrealized Gain (Loss) on Investments	(8,569,903)	285,104	(8,408,412)	(1,346,977)

Increase (Decrease) in Net Assets Resulting from Operations	$(8,269,658)	$5,360,352	$(5,578,588)	$(1,422,534)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 6

STATEMENTS OF OPERATIONS

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund
Investment Income:
Interest Income	$—	$—	$—	$79,687,324
Dividend Income	33,217	294,408	141,739	10,898
Dividend Income from Affiliated Investments	32,218	122,600	43,932	—

Total Investment Income	65,435	417,008	185,671	79,698,222

Expenses:
Investment Advisory Fees	4,603	33,458	16,673	6,317,182
Administration Fees	2,748	20,004	9,959	1,614,437
Distribution Fees — Investor Class Shares	7,674	51,771	27,787	655,697
Trustees’ Fees	111	838	338	66,783
Chief Compliance Officer Fees	360	537	437	16,718
Transfer Agent Fees	13,600	28,790	14,376	753,551
Professional Fees	24,155	25,373	24,661	137,499
Registration Fees	20,029	29,612	19,897	64,531
Printing Fees	1,282	2,388	1,739	108,249
Custodian Fees	5,000	4,996	5,000	71,071
Interest Expense on Borrowings	54	—	—	287
Insurance and Other Expenses	558	2,740	1,023	164,776

Total Expenses	80,174	200,507	121,890	9,970,781
Less: Investment Advisory Fees Waived	(4,603)	—	—	—
Less: Reimbursement of Other Operating Expenses	(26,444)	—	—	—
Less: Fees Paid Indirectly	(10)	(30)	(8)	(2,557)

Net Expenses	49,117	200,477	121,882	9,968,224

Net Investment Income	16,318	216,531	63,789	69,729,998

Net Realized Gain (Loss) from Investments	(71,332)	(549,408)	(296,295)	574,023
Net Realized Loss from Affiliated Investments	(45,997)	(231,927)	(123,207)	—
Distributions of Realized Gains from Unaffiliated Registered Investment Company Shares	22,609	178,647	105,575	—
Distributions of Realized Gains from Affiliated Registered Investment Company Shares	50,718	443,348	255,672	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	54,677	467,966	197,226	(110,306)
Net Change in Unrealized Depreciation on Affiliated Investments	(22,336)	(305,414)	(208,079)	—

Net Realized and Unrealized Gain (Loss) on Investments	(11,661)	3,212	(69,108)	463,717

Increase (Decrease) in Net Assets Resulting from Operations	$4,657	$219,743	$(5,319)	$70,193,715

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 6

STATEMENTS OF OPERATIONS

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund	Kempner Treasury and Income Fund
Investment Income:
Interest Income	$6,462,771	$4,924,450	$7,326,651	$233,337
Dividend Income	3,065	2,229	13,990	—

Total Investment Income	6,465,836	4,926,679	7,340,641	233,337

Expenses:
Investment Advisory Fees	636,191	807,577	895,015	51,777
Administration Fees	94,835	211,383	228,809	13,232
Distribution Fees — Investor Class Shares	24,064	48,371	12,394	—
Trustees’ Fees	4,049	8,795	9,679	544
Chief Compliance Officer Fees	1,349	2,480	2,685	465
Transfer Agent Fees	36,877	52,306	52,585	14,754
Registration Fees	33,788	31,295	29,450	15,535
Professional Fees	30,658	38,645	40,013	24,908
Printing Fees	7,576	16,175	16,323	1,906
Custodian Fees	5,014	9,275	10,225	5,000
Insurance and Other Expenses	32,873	28,442	49,769	1,870

Total Expenses	907,274	1,254,744	1,346,947	129,991
Less: Investment Advisory Fees Waived	—	—	(255,716)	—
Less: Fees Paid Indirectly	(22)	(64)	(10)	(4)

Net Expenses	907,252	1,254,680	1,091,221	129,987

Net Investment Income	5,558,584	3,671,999	6,249,420	103,350

Net Realized Gain (Loss) from Investments	(101,144)	(484,782)	(8,085)	596,829
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,535	179,504	4,440,510	(354,725)

Net Realized and Unrealized Gain (Loss) on Investments	(82,609)	(305,278)	4,432,425	242,104

Increase in Net Assets Resulting from Operations	$5,475,975	$3,366,721	$10,681,845	$345,454

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income	$300,245	$783,211
Net Realized Gain (Loss) on Investments	54,128,370	41,333,008
Net Change in Unrealized Appreciation (Depreciation) on Investments	(62,698,273)	17,900,186

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,269,658)	60,016,405

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(536,993)	(676,194)
Investor Class Shares	—	—
Realized Capital Gains:
Institutional Class Shares	(41,058,610)	(22,161,161)
Investor Class Shares	(6,919,011)	(3,793,217)
Return of Capital
Institutional Class Shares	—	—
Investor Class Shares	—	—

Total Dividends and Distributions	(48,514,614)	(26,630,572)

Capital Share Transactions:
Institutional Class Shares:
Issued	59,713,976	60,053,656
Reinvestment of Dividends	12,019,906	2,276,192
Redeemed	(63,048,849)	(74,189,773)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	8,685,033	(11,859,925)

Investor Class Shares:
Issued	6,189,975	3,082,429
Reinvestment of Dividends	5,073,361	2,683,287
Redeemed	(3,511,250)	(9,589,862)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	7,752,086	(3,824,146)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,437,119	(15,684,071)

Total Increase (Decrease) in Net Assets	(40,347,153)	17,701,762

Net assets:
Beginning of Year	453,519,700	435,817,938

End of Year	$413,172,547	$453,519,700

Undistributed (Distributions in Excess of) Net Investment Income	$138,064	$376,637

Share Transactions:
Institutional Class Shares:
Issued	4,503,762	3,983,030
Reinvestment of Dividends	898,871	157,069
Redeemed	(4,680,936)	(4,920,245)

Total Increase (Decrease) in Institutional Class Shares	721,697	(780,146)

Investor Class Shares:
Issued	475,712	206,447
Reinvestment of Dividends	382,318	186,210
Redeemed	(259,448)	(634,795)

Total Increase (Decrease) in Investor Class Shares	598,582	(242,138)

Net Increase (Decrease) in Shares Outstanding	1,320,279	(1,022,284)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Kempner Multi-Cap Deep Value Equity Fund
Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

$5,075,248	$4,275,410	$2,829,824	$2,660,832
20,342,689	34,736,924	(1,199,480)	13,261,143
(20,057,585)	(4,956,509)	(7,208,932)	(16,994,193)

5,360,352	34,055,825	(5,578,588)	(1,072,218)

(4,231,803)	(3,769,443)	(2,481,674)	(2,425,680)
(705,761)	(687,708)	(369,480)	(263,622)

(26,641,722)	(22,992,964)	(8,264,723)	(10,910,567)
(5,437,676)	(5,049,426)	(1,385,701)	(1,393,905)

—	—	(7,274)	—
—	—	(1,184)	—

(37,016,962)	(32,499,541)	(12,510,036)	(14,993,774)

121,492,230	64,553,567	2,936,631	49,990,877
9,687,746	1,276,048	823,762	390,378
(63,173,328)	(48,733,034)	(23,371,191)	(80,981,458)

68,006,648	17,096,581	(19,610,798)	(30,600,203)

6,906,152	3,979,670	1,368,357	8,018,756
4,540,118	4,384,199	1,563,852	1,237,470
(2,966,314)	(7,650,723)	(6,569,922)	(7,062,161)

8,479,956	713,146	(3,637,713)	2,194,065

76,486,604	17,809,727	(23,248,511)	(28,406,138)

44,829,994	19,366,011	(41,337,135)	(44,472,130)

331,134,425	311,768,414	152,062,697	196,534,827

$375,964,419	$331,134,425	$110,725,562	$152,062,697

$51,084	$—	$—	$4,024

12,523,118	5,849,685	327,800	4,612,135
1,016,144	118,741	94,303	36,338
(6,455,181)	(4,385,804)	(2,536,892)	(7,316,061)

7,084,081	1,582,622	(2,114,789)	(2,667,588)

711,924	359,766	140,508	752,730
475,594	407,963	179,289	114,976
(302,338)	(687,138)	(741,749)	(640,078)

885,180	80,591	(421,952)	227,628

7,969,261	1,663,213	(2,536,741)	(2,439,960)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Equity Fund
	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income (Loss)	$(75,557)	$(224,180)
Net Realized Gain (Loss) on Investments and Affiliated Investments	840,128	4,123,951
Distributions of Realized Gains from Affiliated and Unaffiliated Registered Investment Company Shares	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	(2,187,105)	(1,563,729)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,422,534)	2,336,042

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—	—
Investor Class Shares	—	—
Realized Capital Gains:
Institutional Class Shares	(3,015,837)	(4,048,136)
Investor Class Shares	(121,355)	(74,396)
Return of Capital:
Investor Class Shares	—	—

Total Dividends and Distributions	(3,137,192)	(4,122,532)

Capital Share Transactions:
Institutional Class Shares:
Issued	2,143,433	71,093
Reinvestment of Dividends	343,506	229,876
Redeemed	(3,184,339)	(9,366,261)

Net Decrease in Net Assets from Institutional Class Share Transactions	(697,400)	(9,065,292)

Investor Class Shares:
Issued	2,593,282	339,044
Reinvestment of Dividends	116,702	73,432
Redeemed	(9,054)	(246,552)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	2,700,930	165,924

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,003,530	(8,899,368)

Total Increase (Decrease) in Net Assets	(2,556,196)	(10,685,858)

Net assets:
Beginning of Year	16,553,598	27,239,456

End of Year	$13,997,402	$16,553,598

Undistributed Net Investment Income (Accumulated Net Investment Loss)	$(9,503)	$(120,685)

Share Transactions:
Institutional Class Shares:
Issued	190,529	5,287
Reinvestment of Dividends	36,504	18,765
Redeemed	(316,349)	(701,227)

Total Decrease in Institutional Class Shares	(89,316)	(677,175)

Investor Class Shares:
Issued	296,898	24,552
Reinvestment of Dividends	12,522	6,024
Redeemed	(997)	(16,425)

Total Increase (Decrease) in Investor Class Shares	308,423	14,151

Net Increase (Decrease) in Shares Outstanding	219,107	(663,024)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Conservative Allocation Fund		Moderate Allocation Fund
Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

$16,318	$38,421	$216,531	$258,791
(117,329)	89,721	(781,335)	829,484

73,327	40,366	621,995	133,616

32,341	(78,605)	162,552	(644,206)

4,657	89,903	219,743	577,685

—	—	(19,533)	(46,697)
(17,721)	(43,207)	(206,598)	(323,181)

—	—	—	—
—	—	—	—

—	(29,120)	—	—

(17,721)	(72,327)	(226,131)	(369,878)

—	—	1	22,588
—	—	30	144
—	—	(274,830)	(190,297)

—	—	(274,799)	(167,565)

1,444,436	1,274,587	3,083,960	10,166,695
12,069	7,563	200,620	299,499
(2,005,650)	(1,936,205)	(1,011,242)	(3,425,147)

(549,145)	(654,055)	2,273,338	7,041,047

(549,145)	(654,055)	1,998,539	6,873,482

(562,209)	(636,479)	1,992,151	7,081,289

3,259,665	3,896,144	22,624,568	15,543,279

$2,697,456	$3,259,665	$24,616,719	$22,624,568

$2,470	$—	$12,357	$—

—	—	—	1,773
—	—	2	11
—	—	(22,511)	(14,815)

—	—	(22,509)	(13,031)

139,436	118,633	253,454	789,215
1,162	708	16,378	23,534
(192,519)	(179,200)	(82,355)	(269,114)

(51,921)	(59,859)	187,477	543,635

(51,921)	(59,859)	164,968	530,604

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund
	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income	$63,789	$13,742
Net Realized Gain (Loss) on Investments and Affiliated Investments	(419,502)	13,324
Distributions of Realized Gains from Affiliated and Unaffiliated Registered Investment Company Shares	361,247	21,839
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	(10,853)	91,092

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,319)	139,997

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—	—
Investor Class Shares	(68,514)	(25,203)
Realized Capital Gains:
Institutional Class Shares	—	—
Investor Class Shares	(26,401)	(2,067)
Return of Capital:
Institutional Class Shares	—	—
Investor Class Shares	—	—

Total Dividends and Distributions	(94,915)	(27,270)

Capital Share Transactions:
Institutional Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Net Increase in Net Assets from Institutional Class Share Transactions	—	—

Investor Class Shares:
Issued	3,436,581	10,006,796
Reinvestment of Dividends	88,928	22,567
Redeemed	(905,980)	(34,393)

Net Increase in Net Assets from Investor Class Share Transactions	2,619,529	9,994,970

Net Increase in Net Assets from Capital Share Transactions	2,619,529	9,994,970

Total Increase in Net Assets	2,519,295	10,107,697

Net assets:
Beginning of Year	10,605,963	498,266

End of Year	$13,125,258	$10,605,963

Undistributed (Distributions in Excess of) Net Investment Income	$6,137	$—

Share Transactions:
Institutional Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Total Increase in Institutional Class Shares	—	—

Investor Class Shares:
Issued	348,887	964,391
Reinvestment of Dividends	8,944	2,185
Redeemed	(92,734)	(3,312)

Total Increase in Investor Class Shares	265,097	963,264

Net Increase in Shares Outstanding	265,097	963,264

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Total Return Bond Fund		Credit Fund
Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

$69,729,998	$53,665,188	$5,558,584	$4,901,097
574,023	14,563,874	(101,144)	(582,326)

—	—	—	—

(110,306)	(47,097,279)	18,535	(2,801,560)

70,193,715	21,131,783	5,475,975	1,517,211

(58,795,756)	(47,744,787)	(5,038,516)	(4,465,325)
(9,353,916)	(7,376,786)	(468,982)	(429,776)

(7,498,240)	(13,698,403)	—	(635,453)
(1,355,806)	(2,461,659)	—	(70,408)

—	—	(1,811)	—
—	—	(181)	—

(77,003,718)	(71,281,635)	(5,509,490)	(5,600,962)

393,198,358	826,874,808	56,306,411	37,011,705
25,007,109	17,526,304	203,356	160,422
(372,648,468)	(298,295,418)	(15,623,057)	(26,466,323)

45,556,999	546,105,694	40,886,710	10,705,804

115,804,401	162,371,979	1,115,798	1,809,644
8,144,820	7,246,271	326,586	362,277
(114,949,128)	(79,604,225)	(355,841)	(1,274,146)

9,000,093	90,014,025	1,086,543	897,775

54,557,092	636,119,719	41,973,253	11,603,579

47,747,089	585,969,867	41,939,738	7,519,828

1,819,052,046	1,233,082,179	98,020,286	90,500,458

$1,866,799,135	$1,819,052,046	$139,960,024	$98,020,286

$376,351	$(246,811)	$(4)	$(42,829)

37,940,259	76,867,776	6,127,096	3,642,364
2,421,095	1,637,246	21,834	15,983
(35,979,946)	(27,781,684)	(1,673,572)	(2,619,845)

4,381,408	50,723,338	4,475,358	1,038,502

11,149,187	15,072,479	119,097	179,670
788,510	676,247	35,049	36,079
(11,129,526)	(7,413,675)	(37,651)	(127,490)

808,171	8,335,051	116,495	88,259

5,189,579	59,058,389	4,591,853	1,126,761

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Low Duration Bond Fund
	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income	$3,671,999	$2,816,436
Net Realized Gain (Loss) on Investments	(484,782)	52,389
Net Change in Unrealized Appreciation (Depreciation) on Investments	179,504	(75,587)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,366,721	2,793,238

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(3,489,703)	(2,644,922)
Investor Class Shares	(263,916)	(188,574)
Realized Capital Gains:
Institutional Class Shares	—	—
Investor Class Shares	—	—

Total Dividends and Distributions	(3,753,619)	(2,833,496)

Capital Share Transactions:
Institutional Class Shares:
Issued	51,147,430	50,098,840
Reinvestment of Dividends	579,031	327,465
Redeemed	(51,564,484)	(38,682,503)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	161,977	11,743,802

Investor Class Shares:
Issued	2,121,708	4,285,873
Reinvestment of Dividends	157,823	111,672
Redeemed	(1,598,258)	(2,519,428)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	681,273	1,878,117

Net Increase (Decrease) in Net Assets from Capital Share Transactions	843,250	13,621,919

Total Increase (Decrease) in Net Assets	456,352	13,581,661

Net assets:
Beginning of Year	233,929,275	220,347,614

End of Year	$234,385,627	$233,929,275

Undistributed (Distributions in Excess of) Net Investment Income	$34,334	$(580)

Share Transactions:
Institutional Class Shares:
Issued	4,989,227	4,858,409
Reinvestment of Dividends	56,536	31,761
Redeemed	(5,033,332)	(3,750,350)

Total Increase (Decrease) in Institutional Class Shares	12,431	1,139,820

Investor Class Shares:
Issued	206,855	415,509
Reinvestment of Dividends	15,409	10,827
Redeemed	(156,071)	(244,220)

Total Increase (Decrease) in Investor Class Shares	66,193	182,116

Net Increase (Decrease) in Shares Outstanding	78,624	1,321,936

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Municipal Bond Fund		Kempner Treasury and Income Fund
Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

$6,249,420	$5,863,936	$103,350	$18,216
(8,085)	12,058	596,829	199,957
4,440,510	(490,040)	(354,725)	(520,345)

10,681,845	5,385,954	345,454	(302,172)

(5,882,989)	(5,860,961)	(155,636)	(81,187)
(103,718)	(91,767)	—	—

(11,808)	(140,689)	—	(577,240)
(244)	(2,552)	—	—

(5,998,759)	(6,095,969)	(155,636)	(658,427)

63,713,450	83,536,014	18,912	2,130,936
250,213	36,971	15,019	11,879
(37,417,985)	(51,710,490)	(3,219,503)	(2,576,255)

26,545,678	31,862,495	(3,185,572)	(433,440)

2,264,666	11,876	—	—
90,470	78,569	—	—
(926,031)	(206,861)	—	—

1,429,105	(116,416)	—	—

27,974,783	31,746,079	(3,185,572)	(433,440)

32,657,869	31,036,064	(2,995,754)	(1,394,039)

238,470,700	207,434,636	16,571,929	17,965,968

$271,128,569	$238,470,700	$13,576,175	$16,571,929

$280,668	$19,637	$(4,796)	$(6,557)

6,001,239	7,883,840	1,923	210,664
23,536	3,495	1,508	1,189
(3,526,023)	(4,897,005)	(323,500)	(255,414)

2,498,752	2,990,330	(320,069)	(43,561)

213,993	1,123	—	—
8,527	7,431	—	—
(86,738)	(19,701)	—	—

135,782	(11,147)	—	—

2,634,534	2,979,183	(320,069)	(43,561)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class Shares
2016	$15.61	$0.02	$(0.32)	$(0.30)	$(0.02)	$(1.68)	$(1.70)	$13.61	(1.72)%		$348,935	0.80%	0.80%	0.11%	23%
2015	14.49	0.03	2.00	2.03	(0.03)	(0.88)	(0.91)	15.61	14.45		388,998	0.80	0.80	0.21	19
2014	12.58	0.02	2.42	2.44	(0.02)	(0.51)	(0.53)	14.49	19.81	††	372,380	0.80	0.85	0.15	28
2013	10.48	0.03	2.09	2.12	(0.02)	—	(0.02)	12.58	20.29	††	302,637	0.80	0.95	0.31	32
2012	10.26	0.01	0.23	0.24	(0.02)	—	(0.02)	10.48	2.31	††	262,447	0.81	0.96	0.13	46
Investor Class Shares
2016	$15.53	$(0.02)	$(0.32)	$(0.34)	$—	$(1.68)	$(1.68)	$13.51	(2.01)%		$64,238	1.05%	1.05%	(0.14)%	23%
2015	14.43	(0.01)	1.99	1.98	—	(0.88)	(0.88)	15.53	14.17		64,522	1.05	1.05	(0.03)	19
2014	12.55	(0.01)	2.40	2.39	—	(0.51)	(0.51)	14.43	19.47	††	63,438	1.05	1.11	(0.08)	28
2013	10.46	0.01	2.08	2.09	—	—	—	12.55	19.98	††	82,365	1.05	1.20	0.06	32
2012	10.24	(0.01)	0.23	0.22	—	—	—	10.46	2.15	††	73,480	1.06	1.21	(0.12)	46

Value Equity Fund
Institutional Class Shares
2016	$11.20	$0.15	$(0.16)‡	$(0.01)	$(0.15)	$(1.02)	$(1.17)	$10.02	0.55%		$315,388	0.80%	0.80%	1.54%	52%
2015	11.18	0.15	1.04	1.19	(0.16)	(1.01)	(1.17)	11.20	11.14		273,297	0.80	0.80	1.37	53
2014	10.83	0.18	1.46	1.64	(0.18)	(1.11)	(1.29)	11.18	16.28	††	254,952	0.81	0.86	1.67	52
2013	8.92	0.21	1.91	2.12	(0.21)	—	(0.21)	10.83	24.10	††	223,004	0.81	0.96	2.17	77
2012	9.20	0.19	(0.28)	(0.09)	(0.19)	—	(0.19)	8.92	(0.94	)††	225,509	0.81	0.96	2.16	90
Investor Class Shares
2016	$11.19	$0.13	$(0.17)‡	$(0.04)	$(0.12)	$(1.02)	$(1.14)	$10.01	0.30%		$60,576	1.05%	1.05%	1.29%	52%
2015	11.17	0.13	1.03	1.16	(0.13)	(1.01)	(1.14)	11.19	10.90		57,837	1.05	1.05	1.13	53
2014	10.82	0.16	1.45	1.61	(0.15)	(1.11)	(1.26)	11.17	16.00	††	56,817	1.06	1.11	1.42	52
2013	8.91	0.19	1.90	2.09	(0.18)	—	(0.18)	10.82	23.82	††	50,937	1.06	1.21	1.95	77
2012	9.19	0.17	(0.28)	(0.11)	(0.17)	—	(0.17)	8.91	(1.19	)††	58,479	1.06	1.21	1.90	90

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares
2016	$10.42	$0.21	$(0.54)	$(0.33)	$(0.21)^	$(0.70)	$(0.91)	$9.18	(2.56)%		$95,846	0.78%	0.78%	2.30%	10%
2015	11.53	0.18	(0.29)	(0.11)	(0.19)	(0.81)	(1.00)	10.42	(1.16)		130,791	0.77	0.77	1.66	40
2014	10.69	0.18	1.09	1.27	(0.18)	(0.25)	(0.43)	11.53	12.14		175,593	0.77	0.77	1.60	22
2013	8.99	0.16	1.79	1.95	(0.17)	(0.08)	(0.25)	10.69	22.03		174,867	0.77	0.77	1.70	18
2012	8.90	0.17	0.10	0.27	(0.18)	—	(0.18)	8.99	3.06		154,505	0.78	0.78	1.99	24
Investor Class Shares
2016	$10.40	$0.19	$(0.53)	$(0.34)	$(0.19)^	$(0.70)	$(0.89)	$9.17	(2.70)%		$14,880	1.03%	1.03%	2.05%	10%
2015	11.53	0.15	(0.31)	(0.16)	(0.16)	(0.81)	(0.97)	10.40	(1.56)		21,272	1.02	1.02	1.37	40
2014	10.69	0.15	1.10	1.25	(0.16)	(0.25)	(0.41)	11.53	11.90		20,942	1.02	1.02	1.35	22
2013	8.99	0.14	1.79	1.93	(0.15)	(0.08)	(0.23)	10.69	21.76		21,217	1.02	1.02	1.47	18
2012	8.90	0.15	0.09	0.24	(0.15)	—	(0.15)	8.99	2.81		24,982	1.03	1.03	1.74	24

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
^	Includes a return of capital of less than $0.01 per share.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Mid Cap Equity Fund
Institutional Class Shares
2016	$13.73	$(0.06)	$(1.30)	$(1.36)	$—	$(2.52)	$(2.52)	$9.85	(9.08)%		$10,576	1.45%	1.45%	(0.57)%	102%
2015	14.57	(0.15)	1.91	1.76	—	(2.60)	(2.60)	13.73	14.26		15,971	1.47 (3)	1.42	(1.08)	80
2014	13.68	(0.12)	1.93	1.81	—	(0.92)	(0.92)	14.57	13.56		26,824	1.33	1.33	(0.86)	58
2013	11.41	(0.09)	3.02	2.93	—	(0.66)	(0.66)	13.68	26.90	††	29,267	1.49	1.53	(0.75)	118
2012	12.26	(0.07)	(0.56)	(0.63)	—	(0.22)	(0.22)	11.41	(5.06)		25,448	1.25	1.25	(0.61)	108
Investor Class Shares
2016	$13.65	$(0.04)	$(1.35)	$(1.39)	$—	$(2.52)	$(2.52)	$9.74	(9.38)%		$3,421	1.73%	1.73%	(0.43)%	102%
2015	14.53	(0.19)	1.91	1.72	—	(2.60)	(2.60)	13.65	14.01		583	1.74 (3)	1.70	(1.39)	80
2014	13.67	(0.16)	1.94	1.78	—	(0.92)	(0.92)	14.53	13.35		415	1.58	1.58	(1.11)	58
2013	11.41	(0.13)	3.05	2.92	—	(0.66)	(0.66)	13.67	26.81	††	266	1.72	1.75	(0.97)	118
2012(a)	12.12	(0.08)	(0.63)	(0.71)	—	—	—	11.41	(5.86)		—	1.80 *	1.80 *	(1.38)*	108 (2)

Conservative Allocation Fund
Investor Class Shares
2016	$10.70	$0.06	$(0.02)	$0.04	$(0.06)	$—	$(0.06)	$10.68	0.39	%††	$2,697	1.60%	2.61%	0.53%	67%
2015	10.69	0.12	0.12	0.24	(0.23)^	—	(0.23)	10.70	2.29	††	3,260	1.60	2.27	1.08	51
2014	9.99	0.02	0.68	0.70	—	—	—	10.69	7.01	††	3,896	1.88	2.84	0.21	148
2013	9.20	(0.04)	0.87	0.83	(0.04)^	—	(0.04)	9.99	9.04	††	5,131	2.00	2.29	(0.43)	98
2012	9.82	0.03	(0.43)	(0.40)	(0.02)	(0.20)	(0.22)	9.20	(4.08)		11,548	1.84	1.84	0.01	150

Moderate Allocation Fund
Institutional Class Shares
2016	$12.82	$0.15	$(0.05)‡	$0.10	$(0.15)	$—	$(0.15)	$12.77	0.81%		$1,591	0.67%	0.67%	1.21%	66%
2015	12.59	0.23	0.31	0.54	(0.31)	—	(0.31)	12.82	4.29		1,885	0.78	0.78	1.80	42
2014	11.48	0.17	1.13	1.30	(0.19)	—	(0.19)	12.59	11.36	††	2,015	1.30	1.74	1.44	103
2013	10.55	0.19	0.98	1.17	(0.24)	—	(0.24)	11.48	11.17	††	4,175	1.35	1.80	1.72	19
2012	10.49	0.19	0.06	0.25	(0.19)	—	(0.19)	10.55	2.49	††	3,925	1.35	1.77	1.84	18
Investor Class Shares
2016	$12.81	$0.12	$(0.06)‡	$0.06	$(0.12)	$—	$(0.12)	$12.75	0.53%		$23,026	0.92%	0.92%	0.95%	66%
2015	12.58	0.18	0.33	0.51	(0.28)	—	(0.28)	12.81	4.05		20,739	1.02	1.02	1.37	42
2014	11.47	0.14	1.12	1.26	(0.15)	—	(0.15)	12.58	11.03	††	13,528	1.50	1.86	1.15	103
2013	10.54	0.16	0.98	1.14	(0.21)	—	(0.21)	11.47	10.90	††	6,889	1.60	2.05	1.46	19
2012	10.48	0.16	0.07	0.23	(0.17)	—	(0.17)	10.54	2.23	††	7,302	1.60	2.02	1.61	18

Aggressive Allocation Fund
Investor Class Shares
2016	$10.47	$0.06	$(0.17)	$(0.11)	$(0.06)	$(0.03)	$(0.09)	$10.27	(1.04)%		$13,125	1.10%	1.10%	0.57%	71%
2015	10.11	0.02	0.42	0.44	(0.05)	(0.03)	(0.08)	10.47	4.40	††	10,606	1.60	2.08	0.23	33
2014(b)	10.00	0.02	0.09	0.11	—	—	—	10.11	1.10	††	498	1.62 *	52.39 *	0.97 *	14 **

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on February 13, 2012.
(b)	Commenced operations on May 19, 2014.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2012.
(3)	Ratio includes previously waived investment advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Total Return Bond Fund
Institutional Class Shares
2016	$10.56	$0.41	$—	$0.41	$(0.40)	$(0.05)	$(0.45)	$10.52	4.02%		$1,606,097	0.52%	0.52%	3.90%	32%
2015	10.90	0.38	(0.21)	0.17	(0.38)	(0.13)	(0.51)	10.56	1.58		1,565,895	0.51	0.51	3.51	49
2014	10.81	0.43	0.22	0.65	(0.43)	(0.13)	(0.56)	10.90	6.22	††	1,062,644	0.50	0.54	3.93	35
2013	10.80	0.45	0.13	0.58	(0.46)	(0.11)	(0.57)	10.81	5.41	††	793,400	0.49	0.64	4.08	53
2012	10.70	0.51	0.15	0.66	(0.50)	(0.06)	(0.56)	10.80	6.45	††	675,039	0.50	0.65	4.79	61
Investor Class Shares
2016	$10.56	$0.38	$—	$0.38	$(0.37)	$(0.05)	$(0.42)	$10.52	3.76%		$260,702	0.77%	0.77%	3.65%	32%
2015	10.90	0.35	(0.20)	0.15	(0.36)	(0.13)	(0.49)	10.56	1.33		253,157	0.75	0.75	3.26	49
2014	10.81	0.40	0.23	0.63	(0.41)	(0.13)	(0.54)	10.90	5.96	††	170,438	0.75	0.79	3.68	35
2013	10.80	0.42	0.13	0.55	(0.43)	(0.11)	(0.54)	10.81	5.15	††	126,002	0.74	0.89	3.83	53
2012	10.69	0.48	0.17	0.65	(0.48)	(0.06)	(0.54)	10.80	6.29	††	117,779	0.75	0.90	4.55	61

Credit Fund
Institutional Class Shares
2016	$9.86	$0.49	$(0.24)	$0.25	$(0.48)^	$—	$(0.48)	$9.63	2.79%		$129,395	0.83%	0.83%	5.27%	36%
2015	10.27	0.49	(0.34)	0.15	(0.49)	(0.07)	(0.56)	9.86	1.45		88,349	0.84	0.84	4.83	47
2014	10.01	0.47	0.26	0.73	(0.45)	(0.02)	(0.47)	10.27	7.36	††	81,336	0.91	0.91	4.58	38
2013(a)	10.00	0.29	(0.06)	0.23	(0.22)	—	(0.22)	10.01	2.33	††	25,546	1.00 *	1.29 *	4.39 *	57 **
Investor Class Shares
2016	$9.85	$0.47	$(0.25)	$0.22	$(0.45)^	$—	$(0.45)	$9.62	2.54%		$10,565	1.08%	1.08%	5.02%	36%
2015	10.26	0.46	(0.34)	0.12	(0.46)	(0.07)	(0.53)	9.85	1.19		9,671	1.08	1.08	4.58	47
2014	10.00	0.44	0.26	0.70	(0.42)	(0.02)	(0.44)	10.26	7.11	††	9,164	1.17	1.17	4.33	38
2013(a)	10.00	0.23	(0.02)	0.21	(0.21)	—	(0.21)	10.00	2.09	††	6,320	1.25 *	1.91 *	3.49 *	57 **

Low Duration Bond Fund
Institutional Class Shares
2016	$10.30	$0.16	$(0.01)	$0.15	$(0.17)	$—	$(0.17)	$10.28	1.43%		$214,708	0.51%	0.51%	1.58%	36%
2015	10.30	0.13	—	0.13	(0.13)	—	(0.13)	10.30	1.30		214,904	0.52	0.52	1.29	52
2014	10.48	0.15	(0.03)	0.12	(0.15)	(0.15)	(0.30)	10.30	1.19	††	203,195	0.52	0.58	1.46	29
2013	10.59	0.18	(0.06)	0.12	(0.18)	(0.05)	(0.23)	10.48	1.10	††	211,919	0.52	0.67	1.70	85
2012	10.64	0.25	0.11	0.36	(0.25)	(0.16)	(0.41)	10.59	3.52	††	239,140	0.53	0.68	2.37	73
Investor Class Shares
2016	$10.30	$0.14	$(0.02)	$0.12	$(0.14)	$—	$(0.14)	$10.28	1.18%		$19,678	0.76%	0.76%	1.33%	36%
2015	10.30	0.11	—	0.11	(0.11)	—	(0.11)	10.30	1.05		19,026	0.77	0.77	1.04	52
2014	10.48	0.13	(0.04)	0.09	(0.12)	(0.15)	(0.27)	10.30	0.94	††	17,153	0.77	0.84	1.22	29
2013	10.59	0.15	(0.06)	0.09	(0.15)	(0.05)	(0.20)	10.48	0.84	††	31,972	0.77	0.92	1.45	85
2012	10.64	0.22	0.11	0.33	(0.22)	(0.16)	(0.38)	10.59	3.27	††	37,068	0.78	0.93	2.11	73

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on December 3, 2012.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund
Institutional Class Shares
2016	$10.51	$0.26	$0.18	$0.44	$(0.25)	$—	$(0.25)	$10.70	4.22	%††	$265,697	0.42%	0.52%	2.45%	5%
2015	10.52	0.26	0.01	0.27	(0.27)	(0.01)	(0.28)	10.51	2.52	††	234,565	0.42	0.52	2.49	9
2014	10.37	0.28	0.18	0.46	(0.28)	(0.03)	(0.31)	10.52	4.44	††	203,406	0.43	0.59	2.67	16
2013	10.79	0.28	(0.42)	(0.14)	(0.27)	(0.01)	(0.28)	10.37	(1.28	)††	226,117	0.45	0.69	2.57	10
2012	10.43	0.30	0.40	0.70	(0.30)	(0.04)	(0.34)	10.79	6.84	††	204,090	0.60	0.70	2.81	8
Investor Class Shares
2016	$10.50	$0.23	$0.19	$0.42	$(0.22)	$—	$(0.22)	$10.70	4.06	%††	$5,432	0.67%	0.77%	2.18%	5%
2015	10.52	0.24	(0.01)	0.23	(0.24)	(0.01)	(0.25)	10.50	2.16	††	3,906	0.67	0.77	2.25	9
2014	10.37	0.25	0.18	0.43	(0.25)	(0.03)	(0.28)	10.52	4.18	††	4,028	0.69	0.83	2.42	16
2013	10.78	0.25	(0.40)	(0.15)	(0.25)	(0.01)	(0.26)	10.37	(1.43	)††	3,836	0.70	0.94	2.32	10
2012	10.43	0.27	0.40	0.67	(0.28)	(0.04)	(0.32)	10.78	6.50	††	3,797	0.85	0.95	2.50	8

Kempner Treasury and Income Fund
Institutional Class Shares
2016	$9.96	$0.07	$0.19	$0.26	$(0.11)	$—	$(0.11)	$10.11	2.60%		$13,576	0.88%	0.88%	0.70%	0%
2015	10.53	0.01	(0.19)	(0.18)	(0.05)	(0.34)	(0.39)	9.96	(1.69)		16,572	0.83	0.83	0.10	8
2014	10.46	0.20	0.07	0.27	(0.20)	—	(0.20)	10.53	2.64		17,966	0.78	0.78	1.88	13
2013	11.43	0.09	(0.64)	(0.55)	(0.08)	(0.34)	(0.42)	10.46	(5.00)		24,188	0.70	0.70	0.83	0
2012	11.03	0.12	0.55	0.67	(0.16)	(0.11)	(0.27)	11.43	6.12		33,774	0.67	0.67	1.02	0

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”), Frost Kempner Multi-Cap Deep Value Equity Fund (the “Kempner Multi-Cap Deep Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost Conservative Allocation Fund (the “Conservative Allocation Fund”), Frost Moderate Allocation Fund (the “Moderate Allocation Fund”), Frost Aggressive Allocation Fund (the “Aggressive Allocation Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), Frost Municipal Bond Fund (the “Municipal Bond Fund”), and Frost Kempner Treasury and Income Fund (the “Kempner Treasury and Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund seeks to achieve long-term capital appreciation and current income. The Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund seek total return consistent with their respective asset allocation strategy. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds in the Trust are presented separately.

The International Equity Fund, Natural Resources Fund and Cinque Large Cap Buy-Write Equity Fund ceased operations and liquidated during the first quarter of 2016.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2016:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stock	$380,965,321	$—	$—	$380,965,321
Cash Equivalent	32,119,277	—	—	32,119,277

Total Investments in Securities	$413,084,598	$—	$—	$413,084,598

Value Equity Fund
Common Stock	$366,235,210	$—	$—	$366,235,210
Cash Equivalent	5,060,549	—	—	5,060,549

Total Investments in Securities	$371,295,759	$—	$—	$371,295,759

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

Investments in Securities*	Level 1	Level 2	Level 3	Total
Kempner Multi-Cap Deep Value Equity Fund
Common Stock	$95,670,677	$—	$—	$95,670,677
Cash Equivalent	15,043,612	—	—	15,043,612

Total Investments in Securities	$110,714,289	$—	$—	$110,714,289

Mid Cap Equity Fund
Common Stock	$12,935,041	$—	$—	$12,935,041
Corporate Obligation	—	342,656	—	342,656
Cash Equivalent	737,526	—	—	737,526

Total Investments in Securities	$13,672,567	$342,656	$—	$14,015,223

Conservative Allocation Fund
Registered Investment Companies	$2,608,542	$—	$—	$2,608,542
Cash Equivalent	106,163	—	—	106,163

Total Investments in Securities	$2,714,705	$—	$—	$2,714,705

Moderate Allocation Fund
Registered Investment Companies	$23,863,107	$—	$—	$23,863,107
Cash Equivalent	764,478	—	—	764,478

Total Investments in Securities	$24,627,585	$—	$—	$24,627,585

Aggressive Allocation Fund
Registered Investment Companies	$12,767,996	$—	$—	$12,767,996
Cash Equivalent	410,887	—	—	410,887

Total Investments in Securities	$13,178,883	$—	$—	$13,178,883

Total Return Bond Fund
Mortgage-Backed Securities	$—	$551,754,009	$—	$551,754,009
U.S. Treasury Obligations	472,206,087	—	—	472,206,087
Corporate Obligations	—	333,235,054	—	333,235,054
Asset-Backed Securities	—	194,877,732	—	194,877,732
Collateralized Loan Obligations	—	176,587,748	—	176,587,748
Municipal Bonds	—	64,280,726	—	64,280,726
U.S. Government Agency Obligation	—	10,430,360	—	10,430,360
Commercial Paper	—	6,997,820	—	6,997,820
Cash Equivalent	114,344	—	—	114,344
Repurchase Agreements	—	34,000,000	—	34,000,000

Total Investments in Securities	$472,320,431	$1,372,163,449	$—	$1,844,483,880

Credit Fund
Asset-Backed Securities	$—	$44,603,926	$—	$44,603,926
Corporate Obligations	—	38,302,560	—	38,302,560
Collateralized Loan Obligations	—	37,745,227	—	37,745,227
Mortgage-Backed Securities	—	14,973,800	—	14,973,800
Municipal Bond	—	336,085	—	336,085
Cash Equivalent	4,094,478	—	—	4,094,478

Total Investments in Securities	$4,094,478	$135,961,598	$—	$140,056,076

Low Duration Bond Fund
Asset-Backed Securities	$—	$82,469,915	$—	$82,469,915
U.S. Treasury Obligations	61,013,285	—	—	61,013,285
Mortgage-Backed Securities	—	39,658,159	—	39,658,159
Collateralized Loan Obligations	—	20,350,461	—	20,350,461
Corporate Obligations	—	12,432,021	—	12,432,021
U.S. Government Agency Obligation	—	5,610,045	—	5,610,045
Municipal Bonds	—	5,487,356	—	5,487,356
Sovereign Debt	—	5,004,500	—	5,004,500
Cash Equivalent	1,610,171	—	—	1,610,171

Total Investments in Securities	$62,623,456	$171,012,457	$—	$233,635,913

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

Investments in Securities*	Level 1	Level 2	Level 3	Total
Municipal Bond Fund
Municipal Bonds	$—	$254,063,591	$—	$254,063,591
Cash Equivalent	13,172,861	—	—	13,172,861

Total Investments in Securities	$13,172,861	$254,063,591	$—	$267,236,452

Kempner Treasury and Income Fund
U.S. Treasury Obligations	$7,327,302	$—	$—	$7,327,302
Cash Equivalent	6,254,993	—	—	6,254,993

Total Investments in Securities	$13,582,295	$—	$—	$13,582,295

*	Industry disclosure of holdings is detailed in the Schedule of Investments.

For the year ended July 31, 2016, there were no transfers between Level 1 and Level 2 within the Funds. For the year ended July 31, 2016, there were no transfers between Level 2 and Level 3 within the Funds. Transfers, if any, between levels are considered to have occurred as of the end of the period. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year ended July 31, 2016, there were no Level 3 securities within the Funds.

For the year ended July 31, 2016, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2016, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the Statement of Operations, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund indirectly bear expenses of the underlying funds (registered investment companies) in which they invest. Because each of the underlying funds have varied expense and fee levels, and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund and Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund each distribute their net investment income, if any, quarterly and distribute their net realized capital gains, if any, at least annually. The Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund, and Kempner Treasury and Income Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $100 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires June 6, 2017. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of July 31, 2016, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2016:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Value Equity Fund	$1,323,914	14	$957,609	3.50%	$1,294
Mid Cap Equity Fund	908,503	7	604,958	3.25	421
Conservative Allocation Fund	557,688	1	557,688	3.50	54
Total Return Bond Fund	954,760	1	954,760	3.25	287

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2016, the Funds were charged as follows for these services: $364,061 in the Growth Equity Fund, $302,559 in the Value Equity Fund, $111,909 in the Kempner Multi-Cap Deep Value Equity Fund, $12,259 in the Mid Cap Equity Fund, $2,748 in the Conservative Allocation Fund, $20,004 in the Moderate Allocation Fund, $9,959 in the Aggressive Allocation Fund, $1,614,437 in the Total Return Bond Fund, $94,835 in the Credit Fund, $211,383 in the Low Duration Bond Fund, $228,809 in the Municipal Bond Fund and $13,232 in the Kempner Treasury and Income Fund.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

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5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until November 30, 2016 (the “Contractual Expense Limitation) for the Growth Equity Fund, Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Mid Cap Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund and Kempner Treasury and Income Fund.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund.

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation
Growth Equity Fund	0.65%	1.25%	1.50%
Value Equity Fund	0.65%	1.25%	1.50%
Kempner Multi-Cap Deep Value Equity Fund	0.59%	1.05%	1.30%
Mid Cap Equity Fund	0.65%[1]	1.55%	1.80%
Conservative Allocation Fund	0.15%	N/A	1.60%
Moderate Allocation Fund	0.15%	1.35%	1.60%
Aggressive Allocation Fund	0.15%	N/A	1.60%
Total Return Bond Fund	0.35%	0.95%	1.20%
Credit Fund	0.60%	1.00%	1.25%
Low Duration Bond Fund	0.30%[2]	0.95%	1.20%
Kempner Treasury and Income Fund	0.35%	1.05%	1.30%*

*	Class is registered but not yet opened.
[1]	Prior to October 1, 2015, the advisory fee for the Mid Cap Equity Fund was 0.90%.
[2]	Prior to June 1, 2016, the advisory fee for the Low Duration Bond Fund was 0.35%.

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Shares Voluntary Expense Limitation	Investor Class Shares Voluntary Expense Limitation
Municipal Bond Fund	0.35%	0.10%	1.05%	1.30%

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2016, the Adviser did not recapture previously

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waived/reimbursed fees for the Funds. At July 31, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until July	Conservative Allocation Fund	Aggressive Allocation Fund
7/31/13 – 7/31/14	2017	$44,958	$132
7/31/14 – 7/31/15	2018	23,802	28,715
7/31/15 – 7/31/16	2019	31,047	—

		$99,807	$28,847

As of July 31, 2016, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Kempner Multi-Cap Deep Value Equity Fund	Kempner Treasury and Income Fund
Kempner Capital Management, Inc.	Kempner Capital Management, Inc.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2016 were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$90,464,492	$90,464,492
Sales	—	130,146,943	130,146,943
Value Equity Fund
Purchases	—	217,174,424	217,174,424
Sales	—	174,080,490	174,080,490
Kempner Multi-Cap Deep Value Equity Fund
Purchases	—	11,533,588	11,533,588
Sales	—	41,258,865	41,258,865
Mid Cap Equity Fund
Purchases	—	13,125,904	13,125,904
Sales	—	14,367,615	14,367,615
Conservative Allocation Fund*
Purchases	—	1,943,830	1,943,830
Sales	—	2,411,174	2,411,174
Moderate Allocation Fund**
Purchases	—	17,004,150	17,004,150
Sales	—	14,096,886	14,096,886

	U.S. Government	Other	Total
Aggressive Allocation Fund***
Purchases	$—	$10,533,516	$10,533,516
Sales	—	7,519,051	7,519,051
Total Return Bond Fund
Purchases	250,360,393	249,407,946†	499,768,339
Sales	333,793,283	262,215,549†	596,008,832
Credit Fund
Purchases	750,483	66,640,326††	67,390,809
Sales	—	30,282,026††	30,282,026
Low Duration Bond Fund
Purchases	36,976,058	39,407,066‡	76,383,124
Sales	41,669,749	27,370,732‡	69,040,481
Municipal Bond Fund
Purchases	—	30,032,969	30,032,969
Sales	—	11,504,840	11,504,840
Kempner Treasury and Income Fund
Purchases	—	—	—
Sales	5,278,084	—	5,278,084

*	Includes $251,639 and $895,268 of purchases and sales, respectively, of affiliated investments.
**	Includes $1,925,607 and $3,256,515 of purchases and sales, respectively, of affiliated investments.
***	Includes $1,109,171 and $1,144,715 of purchases and sales, respectively, of affiliated investments.
†	Includes $11,795,295 and $20,901,750 of purchases and sales, respectively, with affiliated entities.
††	Includes $4,485,660 and $7,995,859 of purchases and sales, respectively, with affiliated entities.
‡	Includes $22,407,063 and $9,790,409 of purchases and sales, respectively, with affiliated entities.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

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Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Growth Equity Fund	$(1,825)	$1,825	$—
Value Equity Fund	(86,600)	86,600	—
Kempner Multi-Cap Deep Value Equity Fund	25,764	(17,306)	(8,458)
Mid Cap Equity Fund	186,739	(504)	(186,235)
Conservative Allocation Fund	3,873	(3,873)	—
Moderate Allocation Fund	21,957	(21,957)	—
Aggressive Allocation Fund	10,862	(10,862)	—
Total Return Bond Fund	(957,164)	957,164	—
Credit Fund	(6,269)	8,261	(1,992)
Low Duration Bond Fund	116,534	(116,534)	—
Municipal Bond Fund	(1,682)	1,682	—
Kempner Treasury and Income Fund	54,047	(54,047)	—

These differences are primarily due to differing book and tax treatment of net operating loss, investment in master limited partnerships, reclassification of distributions and nondeductible excise tax paid, paydowns and REIT adjustments. These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2016 and July 31, 2015 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2016	$—	$651,368	$47,863,246	$—	$48,514,614
2015	—	1,463,857	25,166,715	—	26,630,572
Value Equity Fund
2016	—	4,937,564	32,079,398	—	37,016,962
2015	—	9,018,374	23,481,167	—	32,499,541
Kempner Multi-Cap Deep Value Equity Fund
2016	—	4,000,969	8,500,609	8,458	12,510,036
2015	—	2,822,002	12,171,772	—	14,993,774
Mid Cap Equity Fund
2016	—	—	3,137,192	—	3,137,192
2015	—	—	4,122,532	—	4,122,532
Conservative Allocation Fund
2016	—	17,721	—	—	17,721
2015	—	43,207	—	29,120	72,327
Moderate Allocation Fund
2016	—	226,131	—	—	226,131
2015	—	369,878	—	—	369,878
Aggressive Allocation Fund
2016	—	76,046	18,869	—	94,915
2015	—	27,270	—	—	27,270
Total Return Bond Fund
2016	—	68,704,133	8,299,585	—	77,003,718
2015	—	55,745,071	15,536,564	—	71,281,635
Credit Fund
2016	—	5,507,498	—	1,992	5,509,490
2015	—	5,157,629	443,333	—	5,600,962
Low Duration Bond Fund
2016	—	3,753,619	—	—	3,753,619
2015	—	2,833,496	—	—	2,833,496
Municipal Bond Fund
2016	5,988,389	—	10,370	—	5,998,759
2015	5,952,728	—	143,241	—	6,095,969
Kempner Treasury and Income Fund
2016	—	101,589	54,047	—	155,636
2015	—	81,252	577,175	—	658,427

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As of July 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$138,067	$—	$36,613,943	$—	$—	$—	$127,258,013	$—	$164,010,023
Value Equity Fund	908,744	—	17,002,501	—	—	—	22,464,876	—	40,376,121
Kempner Multi-Cap Deep Value Equity Fund	—	—	—	(1,179,091)	—	—	(5,954,633)	—	(7,133,724)
Mid Cap Equity Fund	—	—	843,807	—	—	(9,502)	1,963,533	—	2,797,838
Conservative Allocation Fund	2,470	—	—	(421,439)	—	—	20,341	(8,565)	(407,193)
Moderate Allocation Fund	12,361	—	—	(715,529)	—	—	239,523	—	(463,645)
Aggressive Allocation Fund	6,135	—	—	(70,351)	—	—	82,135	—	17,919
Total Return Bond Fund	1,120,071	—	438,025	—	—	—	(21,843,037)	—	(20,284,941)
Credit Fund	—	—	—	(705,785)	(1,447)	—	(2,540,155)	—	(3,247,387)
Low Duration Bond Fund	34,333	—	—	(1,536,199)	—	—	1,509,484	—	7,618
Municipal Bond Fund	—	88,316	—	(8,085)	—	—	10,915,320	—	10,995,551
Kempner Treasury and Income Fund	—	—	542,787	—	—	—	800,430	—	1,343,217

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2015 through July 31, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through July 31, 2016 and specified losses realized on investment transactions from November 1, 2015 through July 31, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. At July 31, 2016, the breakdown of such capital loss carryforwards was as follows:

	Expiring 07/31/19	Total Capital Loss Carryforwards 07/31/16
Moderate Allocation Fund	$538,182	$538,182

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Kempner Multi-Cap Deep Value Equity Fund	$713,192	$465,899	$1,179,091
Conservative Allocation Fund	407,183	14,256	421,439
Moderate Allocation Fund	177,347	—	177,347
Aggressive Allocation Fund	70,351	—	70,351
Credit Fund	496,076	209,709	705,785
Low Duration Bond Fund	1,524,874	11,325	1,536,199
Municipal Bond Fund	—	8,085	8,085

*	This table should be used in conjunction with the capital loss carryforwards table.

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The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2016 were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$285,826,585	$131,479,784	$(4,221,771)	$127,258,013
Value Equity Fund	348,830,883	34,427,743	(11,962,867)	22,464,876
Kempner Multi-Cap Deep Value Equity Fund	116,668,922	12,541,855	(18,496,488)	(5,954,633)
Mid Cap Equity Fund	12,051,690	2,204,802	(241,269)	1,963,533
Conservative Allocation Fund	2,694,364	50,516	(30,175)	20,341
Moderate Allocation Fund	24,388,062	651,419	(411,896)	239,523
Aggressive Allocation Fund	13,096,748	270,804	(188,669)	82,135
Total Return Bond Fund	1,866,326,917	55,355,957	(77,198,994)	(21,843,037)
Credit Fund	142,596,231	2,566,234	(5,106,389)	(2,540,155)
Low Duration Bond Fund	232,126,429	2,912,256	(1,402,772)	1,509,484
Municipal Bond Fund	256,321,132	12,411,518	(1,496,198)	10,915,320
Kempner Treasury and Income Fund	12,781,865	804,315	(3,885)	800,430

8. Risks:

The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Municipal Bond Fund may invest more than 25% of its total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State’s economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

In pursuing their investment objectives, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, which could adversely affect the Funds’ performance.

To the extent Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund invest in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Funds rely on that investment company to achieve their investment objective. If the investment company fails to achieve its objective, the value of the Funds’ investment could decline, which could adversely affect the Funds’ performance. By investing in another investment company, the Funds’ shareholders indirectly bear the Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Funds’ shareholders directly bear in connection with the Funds’ own operations.

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In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

On July 31, 2016, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	2	83.99%
Investor Class Shares	2	91.25%

Value Equity Fund
Institutional Class Shares	2	88.67%
Investor Class Shares	2	85.09%

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares	1	88.90%
Investor Class Shares	3	78.82%

Mid Cap Equity Fund
Institutional Class Shares	1	83.52%
Investor Class Shares	1	84.52%

Conservative Allocation Fund
Investor Class Shares	4	75.20%

Moderate Allocation Fund
Institutional Class Shares	2	99.99%
Investor Class Shares	1	69.84%

Aggressive Allocation Fund
Investor Class Shares	1	86.62%

Total Return Bond Fund
Institutional Class Shares	3	67.26%
Investor Class Shares	3	47.91%

Credit Fund
Institutional Class Shares	2	92.47%
Investor Class Shares	2	89.30%

Low Duration Bond Fund
Institutional Class Shares	2	80.44%
Investor Class Shares	3	61.63%

Municipal Bond Fund
Institutional Class Shares	2	94.48%
Investor Class Shares	3	94.42%

Kempner Treasury and Income Fund
Institutional Class Shares	1	89.04%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2016.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the Frost Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Kempner Treasury and Income Fund (twelve of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Kempner Treasury and Income Fund (twelve of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2016

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 76 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

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with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2016.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolio, LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Winton Series Trust, Winton Diversified Opportunities Fund, Winton Diversified Opportunities Fund, Ltd., Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Multi-Strategy Funds PLC and SEI Investments – Unit Trust Management (UK) Limited.

Former Directorships: Director of SEI Alpha Strategy Portfolio, LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 74 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 60 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 73 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 51 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 32 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund , The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010; New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015 and Gallery Trust since 2016.
DIANNE M. DESCOTEAUX 39 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 35 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
BRIDGET E. SUDALL 36 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2016 to July 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Annualized Expense Ratios	Expense Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,078.40	0.80%	$4.12
Investor Class Shares	$1,000.00	$1,077.40	1.05%	$5.41
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.90	0.80%	$4.00
Investor Class Shares	$1,000.00	$1,019.66	1.05%	$5.26
Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,123.00	0.80%	$4.23
Investor Class Shares	$1,000.00	$1,121.80	1.05%	$5.54
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.88	0.80%	$4.02
Investor Class Shares	$1,000.00	$1,019.64	1.05%	$5.27
Kempner Multi-Cap Deep Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,130.60	0.79%	$4.16
Investor Class Shares	$1,000.00	$1,129.40	1.04%	$5.48
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.95	0.79%	$3.95
Investor Class Shares	$1,000.00	$1,019.71	1.04%	$5.20
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,137.40	1.48%	$7.86
Investor Class Shares	$1,000.00	$1,137.90	1.74%	$9.23
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.51	1.48%	$7.42
Investor Class Shares	$1,000.00	$1,016.23	1.74%	$8.70
Conservative Allocation Fund(1)
Actual Fund Return
Investor Class Shares	$1,000.00	$1,060.50	1.60%	$8.18
Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,016.92	1.60%	$8.01
Moderate Allocation Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,088.30	0.67%	$3.49
Investor Class Shares	$1,000.00	$1,087.20	0.92%	$4.79
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.52	0.67%	$3.38
Investor Class Shares	$1,000.00	$1,020.28	0.92%	$4.63
Aggressive Allocation Fund(1)
Actual Fund Return
Investor Class Shares	$1,000.00	$1,091.20	1.07%	$5.56
Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,019.54	1.07%	$5.37

	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Annualized Expense Ratios	Expense Paid During Period*
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,055.40	0.52%	$2.66
Investor Class Shares	$1,000.00	$1,054.10	0.77%	$3.93
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.28	0.52%	$2.62
Investor Class Shares	$1,000.00	$1,021.03	0.77%	$3.87
Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,095.80	0.83%	$4.33
Investor Class Shares	$1,000.00	$1,094.60	1.08%	$5.63
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.74	0.83%	$4.17
Investor Class Shares	$1,000.00	$1,019.49	1.08%	$5.43
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,013.00	0.50%	$2.53
Investor Class Shares	$1,000.00	$1,011.70	0.75%	$3.78
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.35	0.50%	$2.54
Investor Class Shares	$1,000.00	$1,021.11	0.75%	$3.79
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.40	0.42%	$2.13
Investor Class Shares	$1,000.00	$1,017.10	0.67%	$3.38
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.75	0.42%	$2.13
Investor Class Shares	$1,000.00	$1,021.51	0.67%	$3.39
Kempner Treasury and Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,036.00	0.92%	$4.63
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.31	0.92%	$4.60

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2016 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2016 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	99%	1%	0%	100%
Value Equity Fund	0%	87%	13%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	0%	68%	32%	0%	100%
Mid Cap Equity Fund	0%	100%	0%	0%	100%
Conservative Allocation Fund	0%	0%	100%	0%	100%
Moderate Allocation Fund	0%	0%	100%	0%	100%
Aggressive Allocation Fund	0%	20%	80%	0%	100%
Total Return Bond Fund	0%	10%	90%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	0%	100%	0%	100%
Municipal Bond Fund	0%	0%	0%	100%	100%
Kempner Treasury and Income Fund	0%	35%	65%	0%	100%
International Equity Fund(7)	0%	0%	100%	0%	100%
Natural Resources Fund(7)	0%	0%	100%	0%	100%
Cinque Large Cap Buy-Write Equity Fund(8)	0%	91%	9%	0%	100%

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 6

NOTICE TO SHAREHOLDERS (Unaudited) (Continued)

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	100%
Value Equity Fund	100%	100%	0%	0%	0%
Kempner Multi-Cap Deep Value Equity Fund	88%	99%	0%	0%	100%
Mid Cap Equity Fund	0%	0%	0%	0%	0%
Conservative Allocation Fund	100%	100%	0%	0%	0%
Moderate Allocation Fund(6)	100%	52%	0%	0%	0%
Aggressive Allocation Fund	100%	100%	0%	0%	100%
Total Return Bond Fund	0%	0%	9%	100%	100%
Credit Fund	0%	0%	0%	100%	0%
Low Duration Bond Fund	0%	0%	16%	99%	0%
Municipal Bond Fund	0%	0%	0%	0%	0%
Kempner Treasury and Income Fund	0%	0%	99%	0%	0%
International Equity Fund(7)	0%	0%	0%	0%	0%
Natural Resources Fund(7)	0%	0%	0%	0%	0%
Cinque Large Cap Buy-Write Equity Fund(8)	0%	0%	0%	0%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2016, the total amount of gross foreign source income is $7,800. The total amount of foreign tax paid is $1,144. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

(7)	For the period August 1, 2015 through March 31, 2016. Fund ceased operations on March 31, 2016.

(8)	For the period August 1, 2015 through February 26, 2016. Fund ceased operations on February 26, 2016.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Sub-Advisers

Kempner Capital Management, Inc.

2201 Market Street, 12th Floor

Frost Bank Building

Galveston, Texas 77550-1503

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania

19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$414,870	N/A	N/A	$497,660	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $11,500 and $10,800 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 6, 2016